JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
All Reserve Categories

	Remaining Reserves (Mbbl)			Before Tax Cash Flow NPV (4)(5)					
	WI	RI	Net (1)	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Proved Developed Producing									
Light/Medium Oil	51.6	-	44.1	1,634.0	1,451.5	1,303.4	1,182.4	1,082.5	999.2
Total				1,634.0	1,451.5	1,303.4	1,182.4	1,082.5	999.2
Proved Developed Non-Producing									
Total				-	-	-	-	-	-
Proved Undeveloped									
Light/Medium Oil	26.0	-	21.6	270.8	138.9	41.4	-31.6	-86.8	-129.1
Total				270.8	138.9	41.4	-31.6	-86.8	-129.1
Total Proved									
Light/Medium Oil	77.6	-	65.7	1,904.8	1,590.3	1,344.8	1,150.8	995.7	870.1
Total				1,904.8	1,590.3	1,344.8	1,150.8	995.7	870.1
Total Probable									
Light/Medium Oil	24.9	-	21.1	945.8	667.6	489.9	372.3	291.8	235.0
Total				945.8	667.6	489.9	372.3	291.8	235.0
Total Proved + Probable									
Light/Medium Oil	102.5	-	86.8	2,850.5	2,257.9	1,834.8	1,523.1	1,287.5	1,105.1
Total				2,850.5	2,257.9	1,834.8	1,523.1	1,287.5	1,105.1
BOE Reserves & NPV/BOE (2)(3)									
Proved Developed Producing	51.6	-	44.1	31.66	28.12	25.25	22.91	20.97	19.36
Proved Developed Non-Producing	-	-	-	-	-	-	-	-	-
Proved Undeveloped	26.0	-	21.6	10.41	5.34	1.59	-1.21	-3.34	-4.96
Total Proved	77.6	-	65.7	24.54	20.49	17.33	14.83	12.83	11.21
Total Probable	24.9	-	21.1	37.95	26.79	19.66	14.94	11.71	9.43
Total Proved + Probable	102.5	-	86.8	27.80	22.02	17.89	14.85	12.56	10.78

(1) After royalty deductions.
(2) Oil Equivalent based on 6:1 Mcf/bbl Gas, 1:1 bbl/bbl Liquids.
(3) Based on Co. Share
(4) No allowance was made for the degree of risk associated with any of the reserve categories.
(5) Costs associated with extraction of natural gas products have in most cases been deducted from the natural gas revenues.

McDaniel & Associates Consultants Ltd.

October 1, 2012 Constant Product Price Schedule

Crude Oil Prices

West Texas Intermediate ($U.S./bbl) (1)	95.67

1) Based on the average first-day-of-the-month price for the months of October 2011 to September 2012. Oil prices based on postings from Flint Hills, Imperial, Shell and Suncor.

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Total Proved

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2012 (3)	3.25	30.8	2.8	74.50	210.9	-	-	-	-	-	-	-	-	-	-	-	-	210.9
2013	3.90	39.1	14.3	74.50	1,062.3	-	-	-	-	-	-	-	-	-	-	-	-	1,062.3
2014	3.90	40.9	14.9	74.50	1,111.5	-	-	-	-	-	-	-	-	-	-	-	-	1,111.5
2015	3.90	31.1	11.3	74.50	844.4	-	-	-	-	-	-	-	-	-	-	-	-	844.4
2016	3.90	23.1	8.5	74.50	629.6	-	-	-	-	-	-	-	-	-	-	-	-	629.6
2017	3.25	19.2	7.0	74.50	521.0	-	-	-	-	-	-	-	-	-	-	-	-	521.0
2018	3.25	16.6	6.1	74.50	452.4	-	-	-	-	-	-	-	-	-	-	-	-	452.4
2019	3.25	14.7	5.4	74.50	399.2	-	-	-	-	-	-	-	-	-	-	-	-	399.2
2020	3.25	11.4	4.2	74.50	311.6	-	-	-	-	-	-	-	-	-	-	-	-	311.6
2021	1.95	5.6	2.0	74.50	152.4	-	-	-	-	-	-	-	-	-	-	-	-	152.4
2022	0.65	2.8	1.0	74.50	75.7	-	-	-	-	-	-	-	-	-	-	-	-	75.7
2023 (2)	0.65	2.6	0.2	74.50	11.4	-	-	-	-	-	-	-	-	-	-	-	-	11.4
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.42 yr			77.6	74.50	5,782.4		-	-	-		-	-	-		-	-	-	5,782.4

Year	Adj. Royalties: Manual M$	Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2012 (3)	-	30.6	-	30.6	14.5	26.3	2.4	180.3	-	-	-	-	-	-	-	-	-	180.3
2013	-	161.5	-	161.5	15.2	33.1	12.1	900.8	-	-	-	-	-	-	-	-	-	900.8
2014	-	172.4	-	172.4	15.5	34.5	12.6	939.1	-	-	-	-	-	-	-	-	-	939.1
2015	-	129.3	-	129.3	15.3	26.3	9.6	715.1	-	-	-	-	-	-	-	-	-	715.1
2016	-	95.7	-	95.7	15.2	19.6	7.2	534.0	-	-	-	-	-	-	-	-	-	534.0
2017	-	78.8	-	78.8	15.1	16.2	5.9	442.3	-	-	-	-	-	-	-	-	-	442.3
2018	-	68.2	-	68.2	15.1	14.1	5.2	384.2	-	-	-	-	-	-	-	-	-	384.2
2019	-	60.1	-	60.1	15.0	12.5	4.6	339.1	-	-	-	-	-	-	-	-	-	339.1
2020	-	48.0	-	48.0	15.4	9.7	3.5	263.6	-	-	-	-	-	-	-	-	-	263.6
2021	-	25.2	-	25.2	16.5	4.7	1.7	127.2	-	-	-	-	-	-	-	-	-	127.2
2022	-	12.8	-	12.8	16.9	2.5	0.9	62.9	-	-	-	-	-	-	-	-	-	62.9
2023 (2)	-	1.9	-	1.9	16.9	2.2	0.1	9.5	-	-	-	-	-	-	-	-	-	9.5
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.42 yr	-	884.4	-	884.4	15.3		65.7	4,898.0		-	-		-	-		-	-	4,898.0

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	Before Tax Cash Flow: BTCF M$	Cum. M$	NPV @15.0% M$
2012 (3)	51.1	-	-	-	-	9.0	9.0	120.2	-	-	-	-	-	120.2	120.2	118.1
2013	214.1	-	-	-	-	61.6	61.6	624.9	-	-	65.0	845.0	910.0	-285.1	-164.9	-256.7
2014	227.8	-	-	-	-	72.2	72.2	639.1	-	-	-	-	-	639.1	474.2	500.4
2015	227.8	-	-	-	-	51.2	51.2	436.1	-	-	-	-	-	436.1	910.3	296.9
2016	172.5	-	-	-	-	37.8	37.8	323.7	-	-	-	-	-	323.7	1,234.0	191.7
2017	161.5	19.5	-	-	-	30.7	30.7	230.6	-	-	-	-	-	230.6	1,464.6	116.7
2018	161.5	39.0	-	-	-	26.3	26.3	166.5	-	-	-	-	-	166.5	1,631.1	74.5
2019	161.5	19.5	-	-	-	22.8	22.8	135.3	-	-	-	-	-	135.3	1,766.3	52.7
2020	125.3	-	-	-	-	18.4	18.4	119.9	-	-	-	-	-	119.9	1,886.3	40.6
2021	37.1	-	-	-	-	10.9	10.9	79.3	-	-	-	-	-	79.3	1,965.6	23.3
2022	23.4	-	-	-	-	7.2	7.2	32.2	-	-	-	-	-	32.2	1,997.8	8.3
2023 (2)	3.9	39.0	-	-	-	1.1	1.1	-34.5	-	-	-	-	-	-34.5	1,963.3	-7.7
2024	-	39.0	-	-	-	-	-	-39.0	-	-	-	-	-	-39.0	1,924.3	-7.5
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,924.3	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,924.3	-
Rem.	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,904.8	-2.5
10.42 yr	1,567.2	166.5	-	-	-	349.5	349.5	2,614.8	-	-	65.0	845.0	910.0	1,904.8		1,150.8

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.42 yr / 14.42 yr
Econ. RLI	6.81 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	119.4	77.6	-	77.6	65.7	1,904.8	1,590.3	1,344.8	1,150.8	995.7	870.1
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	119.4	77.6	-	77.6	65.7	1,904.8	1,590.3	1,344.8	1,150.8	995.7	870.1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Total Proved

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-12.4	-10.0	-8.2
Knutson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
Subtotal NRA Wells				-	-	-	-	-29.7	-23.5	-18.7
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	PDP	4.6	-	-	-	36.4	37.0	37.1
Erickson 1-27H-164N-97W	W=65.000	Madison	PDP	10.1	-	-	-	206.7	188.7	173.5
Kearney 4-25H-164N-97W	W=65.000	Madison	PDP	10.0	-	-	-	243.8	221.8	203.3
Landstrom 1-33H-164N-97W	W=65.000	Madison	PDP	10.2	-	-	-	201.5	187.2	174.6
Schulz 5-26H-164N-97W	W=65.000	Madison	PDP	16.7	-	-	-	644.8	571.1	512.7
Subtotal PDP Wells				51.6	-	-	-	1,333.2	1,205.9	1,101.2
Undeveloped Locations										
Sec35-164N-97W Hz PUD Loc	W=65.000	Madison	PUD	26.0	-	-	-	41.4	-31.6	-86.8
Subtotal Crosby				77.6	-	-	-	1,344.8	1,150.8	995.7
Subtotal JayHawk Energy Inc.				77.6	-	-	-	1,344.8	1,150.8	995.7
ARTC / Init. Tax								-	-	-
Total								1,344.8	1,150.8	995.7

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Total Proved + Probable

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012 (3)	3.25	30.9	2.8	74.50	211.9	-	-	-	-	-	-	-	-	-	-	-	-	211.9
2013	3.90	39.8	14.5	74.50	1,083.6	-	-	-	-	-	-	-	-	-	-	-	-	1,083.6
2014	3.90	42.6	15.5	74.50	1,158.0	-	-	-	-	-	-	-	-	-	-	-	-	1,158.0
2015	3.90	34.4	12.6	74.50	935.2	-	-	-	-	-	-	-	-	-	-	-	-	935.2
2016	3.90	29.4	10.8	74.50	801.1	-	-	-	-	-	-	-	-	-	-	-	-	801.1
2017	3.90	23.5	8.6	74.50	638.7	-	-	-	-	-	-	-	-	-	-	-	-	638.7
2018	3.25	20.2	7.4	74.50	548.9	-	-	-	-	-	-	-	-	-	-	-	-	548.9
2019	3.25	18.1	6.6	74.50	492.3	-	-	-	-	-	-	-	-	-	-	-	-	492.3
2020	3.25	16.4	6.0	74.50	446.9	-	-	-	-	-	-	-	-	-	-	-	-	446.9
2021	3.25	14.9	5.5	74.50	406.5	-	-	-	-	-	-	-	-	-	-	-	-	406.5
2022	3.25	12.8	4.7	74.50	348.0	-	-	-	-	-	-	-	-	-	-	-	-	348.0
2023	2.60	7.8	2.8	74.50	213.2	-	-	-	-	-	-	-	-	-	-	-	-	213.2
2024	1.30	4.8	1.7	74.50	130.1	-	-	-	-	-	-	-	-	-	-	-	-	130.1
2025	0.65	3.1	1.1	74.50	83.2	-	-	-	-	-	-	-	-	-	-	-	-	83.2
2026	0.65	2.8	1.0	74.50	77.4	-	-	-	-	-	-	-	-	-	-	-	-	77.4
Rem.	0.65	2.5	0.8	74.50	63.0	-	-	-	-	-	-	-	-	-	-	-	-	63.0
15.17 yr			102.5	74.50	7,639.0		-	-	-		-	-	-		-	-	-	7,639.0

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012 (3)	-	30.8	-	30.8	14.5	26.4	2.4	181.2	-	-	-	-	-	-	-	-	-	181.2
2013	-	164.6	-	164.6	15.2	33.8	12.3	919.0	-	-	-	-	-	-	-	-	-	919.0
2014	-	179.3	-	179.3	15.5	36.0	13.1	978.6	-	-	-	-	-	-	-	-	-	978.6
2015	-	143.4	-	143.4	15.3	29.1	10.8	791.8	-	-	-	-	-	-	-	-	-	791.8
2016	-	122.2	-	122.2	15.3	24.9	9.1	678.9	-	-	-	-	-	-	-	-	-	678.9
2017	-	97.2	-	97.2	15.2	20.0	7.3	542.5	-	-	-	-	-	-	-	-	-	542.5
2018	-	83.1	-	83.1	15.1	17.1	6.3	465.8	-	-	-	-	-	-	-	-	-	465.8
2019	-	74.4	-	74.4	15.1	15.4	5.6	417.9	-	-	-	-	-	-	-	-	-	417.9
2020	-	67.5	-	67.5	15.1	13.9	5.1	379.4	-	-	-	-	-	-	-	-	-	379.4
2021	-	61.3	-	61.3	15.1	12.7	4.6	345.2	-	-	-	-	-	-	-	-	-	345.2
2022	-	53.4	-	53.4	15.3	10.8	4.0	294.7	-	-	-	-	-	-	-	-	-	294.7
2023	-	34.3	-	34.3	16.1	6.6	2.4	178.9	-	-	-	-	-	-	-	-	-	178.9
2024	-	21.7	-	21.7	16.7	4.0	1.5	108.4	-	-	-	-	-	-	-	-	-	108.4
2025	-	14.1	-	14.1	16.9	2.5	0.9	69.1	-	-	-	-	-	-	-	-	-	69.1
2026	-	13.1	-	13.1	16.9	2.4	0.9	64.3	-	-	-	-	-	-	-	-	-	64.3
Rem.	-	10.6	-	10.6	16.8	2.1	0.7	52.4	-	-	-	-	-	-	-	-	-	52.4
15.17 yr	-	1,170.9	-	1,170.9	15.3		86.8	6,468.0		-	-		-	-		-	-	6,468.0

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2012 (3)	51.1	-	-	-	-	9.1	9.1	121.0	-	-	-	-	-	121.0	121.0	118.9
2013	214.1	-	-	-	-	62.7	62.7	642.2	-	-	65.0	845.0	910.0	-267.8	-146.8	-241.1
2014	227.8	-	-	-	-	74.6	74.6	676.3	-	-	-	-	-	676.3	529.5	529.6
2015	227.8	-	-	-	-	57.2	57.2	506.8	-	-	-	-	-	506.8	1,036.3	345.1
2016	227.8	-	-	-	-	47.6	47.6	403.5	-	-	-	-	-	403.5	1,439.8	238.9
2017	178.0	19.5	-	-	-	38.2	38.2	306.8	-	-	-	-	-	306.8	1,746.6	157.9
2018	161.5	30.0	-	-	-	32.7	32.7	241.7	-	-	-	-	-	241.7	1,988.3	108.2
2019	161.5	-	-	-	-	29.0	29.0	227.4	-	-	-	-	-	227.4	2,215.7	88.5
2020	161.5	19.5	-	-	-	26.1	26.1	172.3	-	-	-	-	-	172.3	2,388.0	58.3
2021	161.5	-	-	-	-	23.7	23.7	160.0	-	-	-	-	-	160.0	2,548.0	47.1
2022	140.5	-	-	-	-	20.5	20.5	133.7	-	-	-	-	-	133.7	2,681.7	34.2
2023	62.4	-	-	-	-	14.2	14.2	102.3	-	-	-	-	-	102.3	2,784.0	22.8
2024	30.2	-	-	-	-	10.3	10.3	67.9	-	-	-	-	-	67.9	2,851.9	13.1
2025	23.4	19.5	-	-	-	7.9	7.9	18.3	-	-	-	-	-	18.3	2,870.1	3.1
2026	23.4	39.0	-	-	-	7.4	7.4	-5.5	-	-	-	-	-	-5.5	2,864.7	-0.8
Rem.	21.5	39.0	-	-	-	6.0	6.0	-14.1	-	-	-	-	-	-14.1	2,850.5	-0.7
15.17 yr	2,073.7	166.5	-	-	-	467.3	467.3	3,760.5	-	-	65.0	845.0	910.0	2,850.5		1,523.1

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	15.17 yr / 19.17 yr
Econ. RLI	8.98 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	157.7	102.5	-	102.5	86.8	2,850.5	2,257.9	1,834.6	1,523.1	1,287.5	1,105.1
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	157.7	102.5	-	102.5	86.8	2,850.5	2,257.9	1,834.6	1,523.1	1,287.5	1,105.1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Total Proved + Probable

Area and Property	Company Interest%	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-12.4	-10.0	-8.2
Knutson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
Subtotal NRA Wells				-	-	-	-	-29.7	-23.5	-18.7
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	P+PDP	6.1	-	-	-	50.5	49.9	48.9
Erickson 1-27H-164N-97W	W=65.000	Madison	P+PDP	13.0	-	-	-	253.6	225.9	203.5
Kearney 4-25H-164N-97W	W=65.000	Madison	P+PDP	12.9	-	-	-	297.9	264.3	237.4
Landstrom 1-33H-164N-97W	W=65.000	Madison	P+PDP	13.1	-	-	-	250.3	227.4	208.2
Schulz 5-28H-164N-97W	W=65.000	Madison	P+PDP	21.6	-	-	-	773.2	666.8	586.3
Subtotal PDP Wells				66.8	-	-	-	1,625.6	1,434.2	1,284.3
Undeveloped Locations										
Sec35-164N-97W Hz PUD Loc	W=65.000	Madison	P+PUD	35.8	-	-	-	238.8	112.4	22.0
Subtotal Crosby				102.5	-	-	-	1,834.6	1,523.1	1,287.5
Subtotal JayHawk Energy Inc.				102.5	-	-	-	1,834.6	1,523.1	1,287.5
ARTC / Intl. Tax								-	-	-
Total								1,834.6	1,523.1	1,287.5

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Total Probable

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012 (3)	-	0.2	0.0	74.50	1.1	-	-	-	-	-	-	-	-	-	-	-	-	1.1
2013	-	0.8	0.3	74.50	21.3	-	-	-	-	-	-	-	-	-	-	-	-	21.3
2014	-	1.7	0.6	74.50	46.4	-	-	-	-	-	-	-	-	-	-	-	-	46.4
2015	-	3.3	1.2	74.50	90.8	-	-	-	-	-	-	-	-	-	-	-	-	90.8
2016	-	6.3	2.3	74.50	171.5	-	-	-	-	-	-	-	-	-	-	-	-	171.5
2017	0.65	4.4	1.6	74.50	118.7	-	-	-	-	-	-	-	-	-	-	-	-	118.7
2018	-	3.5	1.3	74.50	96.5	-	-	-	-	-	-	-	-	-	-	-	-	96.5
2019	-	3.4	1.2	74.50	93.1	-	-	-	-	-	-	-	-	-	-	-	-	93.1
2020	-	5.0	1.8	74.50	135.3	-	-	-	-	-	-	-	-	-	-	-	-	135.3
2021	1.30	9.3	3.4	74.50	254.0	-	-	-	-	-	-	-	-	-	-	-	-	254.0
2022	2.60	10.0	3.7	74.50	272.4	-	-	-	-	-	-	-	-	-	-	-	-	272.4
2023	1.95	7.4	2.7	74.50	201.8	-	-	-	-	-	-	-	-	-	-	-	-	201.8
2024	1.30	4.8	1.7	74.50	130.1	-	-	-	-	-	-	-	-	-	-	-	-	130.1
2025	0.65	3.1	1.1	74.50	83.2	-	-	-	-	-	-	-	-	-	-	-	-	83.2
2026	0.65	2.8	1.0	74.50	77.4	-	-	-	-	-	-	-	-	-	-	-	-	77.4
Rem.	0.65	2.5	0.8	74.50	63.0	-	-	-	-	-	-	-	-	-	-	-	-	63.0
15.17 yr			24.9	74.50	1,856.5		-	-	-		-	-	-		-	-	-	1,856.5

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012 (3)	-	0.2	-	0.2	14.6	0.1	0.0	0.9	-	-	-	-	-	-	-	-	-	0.9
2013	-	3.1	-	3.1	14.6	0.7	0.2	18.2	-	-	-	-	-	-	-	-	-	18.2
2014	-	6.9	-	6.9	14.8	1.5	0.5	39.5	-	-	-	-	-	-	-	-	-	39.5
2015	-	14.1	-	14.1	15.6	2.8	1.0	76.7	-	-	-	-	-	-	-	-	-	76.7
2016	-	26.6	-	26.6	15.5	5.3	1.9	144.9	-	-	-	-	-	-	-	-	-	144.9
2017	-	18.4	-	18.4	15.5	3.7	1.3	100.3	-	-	-	-	-	-	-	-	-	100.3
2018	-	14.9	-	14.9	15.5	3.0	1.1	81.6	-	-	-	-	-	-	-	-	-	81.6
2019	-	14.4	-	14.4	15.4	2.9	1.1	78.7	-	-	-	-	-	-	-	-	-	78.7
2020	-	19.5	-	19.5	14.4	4.2	1.6	115.8	-	-	-	-	-	-	-	-	-	115.8
2021	-	36.1	-	36.1	14.2	8.0	2.9	217.9	-	-	-	-	-	-	-	-	-	217.9
2022	-	40.6	-	40.6	14.9	8.5	3.1	231.8	-	-	-	-	-	-	-	-	-	231.8
2023	-	32.3	-	32.3	16.0	6.2	2.3	169.4	-	-	-	-	-	-	-	-	-	169.4
2024	-	21.7	-	21.7	16.7	4.0	1.5	108.4	-	-	-	-	-	-	-	-	-	108.4
2025	-	14.1	-	14.1	16.9	2.5	0.9	69.1	-	-	-	-	-	-	-	-	-	69.1
2026	-	13.1	-	13.1	16.9	2.4	0.9	64.3	-	-	-	-	-	-	-	-	-	64.3
Rem.	-	10.6	-	10.6	16.9	2.1	0.7	52.4	-	-	-	-	-	-	-	-	-	52.4
15.17 yr	-	286.6	-	286.6	15.4		21.1	1,570.0		-	-		-	-		-	-	1,570.0

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2012 (3)	-	-	-	-	-	0.0	0.0	0.8	-	-	-	-	-	0.8	0.8	0.8
2013	-	-	-	-	-	0.9	0.9	17.3	-	-	-	-	-	17.3	18.1	15.5
2014	-	-	-	-	-	2.3	2.3	37.2	-	-	-	-	-	37.2	55.3	29.1
2015	-	-	-	-	-	6.0	6.0	70.7	-	-	-	-	-	70.7	126.0	48.1
2016	55.3	-	-	-	-	9.8	9.8	79.8	-	-	-	-	-	79.8	205.8	47.3
2017	16.6	-	-	-	-	7.5	7.5	76.2	-	-	-	-	-	76.2	282.0	39.2
2018	-	-	-	-	-	6.4	6.4	75.2	-	-	-	-	-	75.2	357.2	33.6
2019	-	-19.5	-	-	-	6.1	6.1	92.1	-	-	-	-	-	92.1	449.3	35.9
2020	36.2	19.5	-	-	-	7.8	7.8	52.4	-	-	-	-	-	52.4	501.7	17.7
2021	124.4	-	-	-	-	12.7	12.7	80.8	-	-	-	-	-	80.8	582.5	23.8
2022	117.1	-	-	-	-	13.3	13.3	101.4	-	-	-	-	-	101.4	683.9	26.0
2023	58.5	-39.0	-	-	-	13.1	13.1	136.8	-	-	-	-	-	136.8	820.7	30.5
2024	30.2	-39.0	-	-	-	10.3	10.3	106.9	-	-	-	-	-	106.9	927.6	20.7
2025	23.4	19.5	-	-	-	7.9	7.9	18.3	-	-	-	-	-	18.3	945.8	3.1
2026	23.4	39.0	-	-	-	7.4	7.4	-5.5	-	-	-	-	-	-5.5	940.4	-0.8
Rem.	21.5	19.5	-	-	-	6.0	6.0	5.4	-	-	-	-	-	5.4	945.8	1.7
15.17 yr	506.5	-	-	-	-	117.7	117.7	945.8	-	-	-	-	-	945.8		372.3

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	15.17 yr / 19.17 yr
Econ. RLI	1,205.15 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	38.3	24.9	-	24.9	21.1	945.8	667.6	488.8	372.3	291.8	235.0
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	38.3	24.9	-	24.9	21.1	945.8	667.6	488.8	372.3	291.8	235.0

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Total Probable

Area and Property	Company Interest%	Zones	Res. Cat	Company Share Reserves: Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$): NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	PADP	1.5	-	-	-	14.1	12.9	11.7
Erickson 1-27H-164N-97W	W=65.000	Madison	PADP	2.9	-	-	-	46.9	37.2	30.0
Kearney 4-25H-164N-97W	W=65.000	Madison	PADP	3.0	-	-	-	54.1	42.5	34.1
Landstrom 1-33H-164N-97W	W=65.000	Madison	PADP	2.9	-	-	-	48.9	40.2	33.8
Schulz 5-26H-164N-97W	W=65.000	Madison	PADP	4.9	-	-	-	128.4	95.6	73.6
Subtotal PDP Wells				15.2	-	-	-	292.4	228.3	183.0
Undeveloped Locations										
Sec35-164N-97W Hz PUD Loc	W=65.000	Madison	PAUD	9.8	-	-	-	197.5	143.9	108.8
Subtotal Crosby				24.9	-	-	-	489.9	372.3	291.8
Subtotal JayHawk Energy Inc.				24.9	-	-	-	489.9	372.3	291.8
ARTC / Inil. Tax								-	-	-
Total								489.9	372.3	291.8

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

		Co. Share Oil				Co. Share Sales Gas				Co. Share Liquids				Co. Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2012 (3)	3.25	30.8	2.8	74.50	210.9	-	-	-	-	-	-	-	-	-	-	-	-	210.9
2013	3.25	27.7	10.1	74.50	752.8	-	-	-	-	-	-	-	-	-	-	-	-	752.8
2014	3.25	23.7	8.6	74.50	643.3	-	-	-	-	-	-	-	-	-	-	-	-	643.3
2015	3.25	20.5	7.5	74.50	557.7	-	-	-	-	-	-	-	-	-	-	-	-	557.7
2016	3.25	15.6	5.7	74.50	424.5	-	-	-	-	-	-	-	-	-	-	-	-	424.5
2017	2.60	13.3	4.8	74.50	361.8	-	-	-	-	-	-	-	-	-	-	-	-	361.8
2018	2.60	11.8	4.3	74.50	322.0	-	-	-	-	-	-	-	-	-	-	-	-	322.0
2019	2.60	10.6	3.9	74.50	288.8	-	-	-	-	-	-	-	-	-	-	-	-	288.8
2020	2.60	7.9	2.9	74.50	215.8	-	-	-	-	-	-	-	-	-	-	-	-	215.8
2021 (11)	1.30	2.7	0.9	74.50	67.8	-	-	-	-	-	-	-	-	-	-	-	-	67.8
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.17 yr			51.6	74.50	3,845.4		-	-	-		-	-	-		-	-	-	3,845.4

	Adj. Royalties					Net Oil			Net Sales Gas			Net Liquids			Net Sulphur			
Year	Manual M$	Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2012 (3)	-	30.6	-	30.6	14.5	26.3	2.4	180.3	-	-	-	-	-	-	-	-	-	180.3
2013	-	109.2	-	109.2	14.5	23.7	8.6	643.7	-	-	-	-	-	-	-	-	-	643.7
2014	-	93.3	-	93.3	14.5	20.2	7.4	550.0	-	-	-	-	-	-	-	-	-	550.0
2015	-	80.8	-	80.8	14.5	17.5	6.4	476.9	-	-	-	-	-	-	-	-	-	476.9
2016	-	61.0	-	61.0	14.4	13.3	4.9	363.5	-	-	-	-	-	-	-	-	-	363.5
2017	-	51.8	-	51.8	14.3	11.4	4.2	309.9	-	-	-	-	-	-	-	-	-	309.9
2018	-	46.2	-	46.2	14.3	10.1	3.7	275.9	-	-	-	-	-	-	-	-	-	275.9
2019	-	41.4	-	41.4	14.3	9.1	3.3	247.4	-	-	-	-	-	-	-	-	-	247.4
2020	-	31.7	-	31.7	14.7	6.7	2.5	183.8	-	-	-	-	-	-	-	-	-	183.8
2021 (11)	-	10.9	-	10.9	16.1	2.3	0.8	57.0	-	-	-	-	-	-	-	-	-	57.0
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.17 yr	-	557.0	-	557.0	14.5		44.1	3,288.4		-	-		-	-		-	-	3,288.4

									Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	BTCF M$	Cum. M$	NPV @15.0% M$
2012 (3)	51.1	-	-	-	-	9.0	9.0	120.2	-	-	-	-	-	120.2	120.2	118.1
2013	204.4	-	-	-	-	32.2	32.2	407.1	-	-	-	-	-	407.1	527.3	365.6
2014	204.4	-	-	-	-	27.5	27.5	318.2	-	-	-	-	-	318.2	845.5	249.1
2015	204.4	-	-	-	-	23.8	23.8	248.7	-	-	-	-	-	248.7	1,094.1	169.3
2016	149.1	-	-	-	-	18.2	18.2	196.2	-	-	-	-	-	196.2	1,290.4	116.2
2017	138.1	19.5	-	-	-	15.5	15.5	136.8	-	-	-	-	-	136.8	1,427.3	70.5
2018	138.1	30.0	-	-	-	13.8	13.8	94.0	-	-	-	-	-	94.0	1,521.3	42.1
2019	138.1	19.5	-	-	-	12.4	12.4	77.5	-	-	-	-	-	77.5	1,598.7	30.2
2020	101.9	-	-	-	-	9.2	9.2	72.7	-	-	-	-	-	72.7	1,671.5	24.6
2021 (11)	13.7	-	-	-	-	2.8	2.8	40.5	-	-	-	-	-	40.5	1,712.0	11.8
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,712.0	-
2023	-	39.0	-	-	-	-	-	-39.0	-	-	-	-	-	-39.0	1,673.0	-8.7
2024	-	39.0	-	-	-	-	-	-39.0	-	-	-	-	-	-39.0	1,634.0	-7.5
9.17 yr	1,343.3	147.0	-	-	-	164.4	164.4	1,634.0	-	-	-	-	-	1,634.0		1,182.4

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	9.17 yr / 12.17 yr
Econ. RLI	4.53 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

	Remaining Reserves					Before Tax Cash Flow NPV (M$)					
Product	Gross	WI	RI	Co. Share	Net	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	79.4	51.6	-	51.6	44.1	1,634.0	1,451.5	1,303.4	1,182.4	1,082.5	999.2
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	79.4	51.6	-	51.6	44.1	1,634.0	1,451.5	1,303.4	1,182.4	1,082.5	999.2

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

				Company Share Reserves				Before Tax Cash Flow (M$)		
Area and Property	Company Interest%	Zones	Res. Cat	Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-12.4	-10.0	-8.2
Knudson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
Subtotal NRA Wells				-	-	-	-	-29.7	-23.5	-18.7
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	PDP	4.6	-	-	-	36.4	37.0	37.1
Erickson 1-27H-164N-97W	W=65.000	Madison	PDP	10.1	-	-	-	206.7	188.7	173.5
Kearney 4-25H-164N-97W	W=65.000	Madison	PDP	10.0	-	-	-	243.8	221.8	203.3
Landstrom 1-33H-164N-97W	W=65.000	Madison	PDP	10.2	-	-	-	201.5	187.2	174.8
Schutz 5-26H-164N-97W	W=65.000	Madison	PDP	16.7	-	-	-	644.8	571.1	512.7
Subtotal PDP Wells				51.6	-	-	-	1,333.2	1,205.9	1,101.2
Subtotal Crosby				51.6	-	-	-	1,303.4	1,182.4	1,082.5
Subtotal JayHawk Energy Inc.				51.6	-	-	-	1,303.4	1,182.4	1,082.5
ARTC / Inil. Tax								-	-	-
Total								1,303.4	1,182.4	1,082.5

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Undeveloped

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2013	0.65	11.4	4.2	74.50	309.4	-	-	-	-	-	-	-	-	-	-	-	-	309.4
2014	0.65	17.2	6.3	74.50	468.2	-	-	-	-	-	-	-	-	-	-	-	-	468.2
2015	0.65	10.5	3.8	74.50	286.6	-	-	-	-	-	-	-	-	-	-	-	-	286.6
2016	0.65	7.5	2.8	74.50	205.2	-	-	-	-	-	-	-	-	-	-	-	-	205.2
2017	0.65	5.9	2.1	74.50	159.2	-	-	-	-	-	-	-	-	-	-	-	-	159.2
2018	0.65	4.8	1.8	74.50	130.4	-	-	-	-	-	-	-	-	-	-	-	-	130.4
2019	0.65	4.1	1.5	74.50	110.4	-	-	-	-	-	-	-	-	-	-	-	-	110.4
2020	0.65	3.5	1.3	74.50	96.0	-	-	-	-	-	-	-	-	-	-	-	-	96.0
2021	0.65	3.1	1.1	74.50	84.5	-	-	-	-	-	-	-	-	-	-	-	-	84.5
2022	0.65	2.8	1.0	74.50	75.7	-	-	-	-	-	-	-	-	-	-	-	-	75.7
2023 (2)	0.65	2.6	0.2	74.50	11.4	-	-	-	-	-	-	-	-	-	-	-	-	11.4
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2027	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.17 yr			26.0	74.50	1,937.0		-	-	-		-	-	-		-	-	-	1,937.0

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2013	-	52.3	-	52.3	16.9	9.5	3.5	257.1	-	-	-	-	-	-	-	-	-	257.1
2014	-	79.1	-	79.1	16.9	14.3	5.2	389.1	-	-	-	-	-	-	-	-	-	389.1
2015	-	48.4	-	48.4	16.9	8.8	3.2	238.2	-	-	-	-	-	-	-	-	-	238.2
2016	-	34.7	-	34.7	16.9	6.3	2.3	170.5	-	-	-	-	-	-	-	-	-	170.5
2017	-	26.9	-	26.9	16.9	4.9	1.8	132.3	-	-	-	-	-	-	-	-	-	132.3
2018	-	22.0	-	22.0	16.9	4.0	1.5	108.3	-	-	-	-	-	-	-	-	-	108.3
2019	-	18.7	-	18.7	16.9	3.4	1.2	91.8	-	-	-	-	-	-	-	-	-	91.8
2020	-	16.2	-	16.2	16.9	2.9	1.1	79.8	-	-	-	-	-	-	-	-	-	79.8
2021	-	14.3	-	14.3	16.9	2.6	0.9	70.2	-	-	-	-	-	-	-	-	-	70.2
2022	-	12.8	-	12.8	16.9	2.3	0.8	62.9	-	-	-	-	-	-	-	-	-	62.9
2023 (2)	-	1.9	-	1.9	16.9	2.2	0.1	9.5	-	-	-	-	-	-	-	-	-	9.5
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2027	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.17 yr	-	327.4	-	327.4	16.9		21.6	1,609.6		-	-		-	-		-	-	1,609.6

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2013	9.8	-	-	-	-	29.6	29.6	217.8	-	-	65.0	845.0	910.0	-692.2	-692.2	-623.3
2014	23.4	-	-	-	-	44.7	44.7	320.9	-	-	-	-	-	320.9	-371.2	251.3
2015	23.4	-	-	-	-	27.4	27.4	187.4	-	-	-	-	-	187.4	-183.8	127.6
2016	23.4	-	-	-	-	19.6	19.6	127.5	-	-	-	-	-	127.5	-56.4	75.5
2017	23.4	-	-	-	-	15.2	15.2	93.7	-	-	-	-	-	93.7	37.3	48.2
2018	23.4	-	-	-	-	12.5	12.5	72.5	-	-	-	-	-	72.5	109.8	32.5
2019	23.4	-	-	-	-	10.6	10.6	57.8	-	-	-	-	-	57.8	167.6	22.5
2020	23.4	-	-	-	-	9.2	9.2	47.2	-	-	-	-	-	47.2	214.8	16.0
2021	23.4	-	-	-	-	8.1	8.1	38.6	-	-	-	-	-	38.6	253.6	11.4
2022	23.4	-	-	-	-	7.2	7.2	32.2	-	-	-	-	-	32.2	285.8	8.3
2023 (2)	3.8	-	-	-	-	1.1	1.1	4.5	-	-	-	-	-	4.5	290.3	1.0
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	290.3	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	290.3	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	290.3	-
2027	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	270.8	-2.5
10.17 yr	224.3	19.5	-	-	-	195.1	195.1	1,190.8	-	-	65.0	845.0	910.0	270.8		-31.6

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.17 yr / 14.17 yr
Econ. RLI	6.26 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	40.0	26.0	-	26.0	21.6	270.8	130.8	41.4	-31.6	-86.8	-129.1
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	40.0	26.0	-	26.0	21.6	270.8	130.8	41.4	-31.6	-86.8	-129.1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Undeveloped

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
Undeveloped Locations										
Sec35-164N-97W Hz PUD Loc	W=65.000	Madison	PUD	26.0	-	-	-	41.4	-31.6	-86.8
Subtotal Crosby				26.0	-	-	-	41.4	-31.6	-86.8
Subtotal JayHawk Energy Inc.				26.0	-	-	-	41.4	-31.6	-86.8
ARTC / Inf. Tax								-	-	-
Total								41.4	-31.6	-86.8

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Developed Producing

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2012 (3)	3.25	30.9	2.8	74.50	211.9	-	-	-	-	-	-	-	-	-	-	-	-	211.9
2013	3.25	28.5	10.4	74.50	774.2	-	-	-	-	-	-	-	-	-	-	-	-	774.2
2014	3.25	25.1	9.2	74.50	683.2	-	-	-	-	-	-	-	-	-	-	-	-	683.2
2015	3.25	22.4	8.2	74.50	608.7	-	-	-	-	-	-	-	-	-	-	-	-	608.7
2016	3.25	20.1	7.4	74.50	548.0	-	-	-	-	-	-	-	-	-	-	-	-	548.0
2017	3.25	16.0	5.8	74.50	434.0	-	-	-	-	-	-	-	-	-	-	-	-	434.0
2018	2.60	13.8	5.0	74.50	375.2	-	-	-	-	-	-	-	-	-	-	-	-	375.2
2019	2.60	12.6	4.6	74.50	342.0	-	-	-	-	-	-	-	-	-	-	-	-	342.0
2020	2.60	11.5	4.2	74.50	314.0	-	-	-	-	-	-	-	-	-	-	-	-	314.0
2021	2.60	10.6	3.9	74.50	288.0	-	-	-	-	-	-	-	-	-	-	-	-	288.0
2022	2.60	8.8	3.2	74.50	241.0	-	-	-	-	-	-	-	-	-	-	-	-	241.0
2023	1.95	4.2	1.5	74.50	115.5	-	-	-	-	-	-	-	-	-	-	-	-	115.5
2024 (7)	0.65	2.5	0.5	74.50	40.0	-	-	-	-	-	-	-	-	-	-	-	-	40.0
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.83 yr			66.8	74.50	4,975.6		-	-	-		-	-	-		-	-	-	4,975.6

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2012 (3)	-	30.8	-	30.8	14.5	26.4	2.4	181.2	-	-	-	-	-	-	-	-	-	181.2
2013	-	112.3	-	112.3	14.5	24.3	8.8	661.9	-	-	-	-	-	-	-	-	-	661.9
2014	-	99.1	-	99.1	14.5	21.5	7.8	584.2	-	-	-	-	-	-	-	-	-	584.2
2015	-	88.2	-	88.2	14.5	19.1	7.0	520.4	-	-	-	-	-	-	-	-	-	520.4
2016	-	79.5	-	79.5	14.5	17.2	6.3	468.6	-	-	-	-	-	-	-	-	-	468.6
2017	-	62.4	-	62.4	14.4	13.7	5.0	371.6	-	-	-	-	-	-	-	-	-	371.6
2018	-	53.8	-	53.8	14.3	11.8	4.3	321.4	-	-	-	-	-	-	-	-	-	321.4
2019	-	49.0	-	49.0	14.3	10.8	3.9	293.0	-	-	-	-	-	-	-	-	-	293.0
2020	-	45.0	-	45.0	14.3	9.9	3.6	269.0	-	-	-	-	-	-	-	-	-	269.0
2021	-	41.3	-	41.3	14.3	9.1	3.3	246.7	-	-	-	-	-	-	-	-	-	246.7
2022	-	35.3	-	35.3	14.6	7.6	2.8	205.7	-	-	-	-	-	-	-	-	-	205.7
2023	-	17.8	-	17.8	15.4	3.8	1.3	97.7	-	-	-	-	-	-	-	-	-	97.7
2024 (7)	-	6.5	-	6.5	16.2	2.1	0.4	33.5	-	-	-	-	-	-	-	-	-	33.5
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.83 yr	-	720.8	-	720.8	14.5		57.1	4,254.8		-	-		-	-		-	-	4,254.8

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @15.0% M$
2012 (3)	51.1	-	-	-	-	9.1	9.1	121.0	-	-	-	-	-	121.0	121.0	118.9
2013	204.4	-	-	-	-	33.1	33.1	424.4	-	-	-	-	-	424.4	545.4	382.2
2014	204.4	-	-	-	-	29.2	29.2	350.6	-	-	-	-	-	350.6	896.0	274.5
2015	204.4	-	-	-	-	26.0	26.0	290.0	-	-	-	-	-	290.0	1,186.0	197.5
2016	204.4	-	-	-	-	23.4	23.4	240.8	-	-	-	-	-	240.8	1,426.8	142.6
2017	154.6	19.5	-	-	-	16.6	16.6	178.9	-	-	-	-	-	178.9	1,605.7	92.1
2018	138.1	30.0	-	-	-	16.1	16.1	137.3	-	-	-	-	-	137.3	1,743.0	61.5
2019	138.1	-	-	-	-	14.6	14.6	140.2	-	-	-	-	-	140.2	1,883.2	54.6
2020	138.1	19.5	-	-	-	13.5	13.5	98.0	-	-	-	-	-	98.0	1,981.2	33.2
2021	138.1	-	-	-	-	12.3	12.3	96.3	-	-	-	-	-	96.3	2,077.6	28.4
2022	117.1	-	-	-	-	10.3	10.3	78.3	-	-	-	-	-	78.3	2,155.9	20.0
2023	39.0	-	-	-	-	4.9	4.9	53.8	-	-	-	-	-	53.8	2,209.7	12.0
2024 (7)	6.8	-	-	-	-	1.7	1.7	25.0	-	-	-	-	-	25.0	2,234.7	4.8
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	2,215.2	-8.3
2026	-	39.0	-	-	-	-	-	-39.0	-	-	-	-	-	-39.0	2,176.2	-6.7
Rem	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	2,156.7	-2.5
11.83 yr	1,738.3	147.0	-	-	-	212.7	212.7	2,156.7	-	-	-	-	-	2,156.7		1,410.8

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	11.83 yr / 14.83 yr
Econ. RLI	5.85 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	102.7	66.8	-	66.8	57.1	2,156.7	1,836.7	1,595.8	1,410.8	1,265.6	1,149.4
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	102.7	66.8	-	66.8	57.1	2,156.7	1,836.7	1,595.8	1,410.8	1,265.6	1,149.4

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Developed Producing

				Company Share Reserves				Before Tax Cash Flow (M$)		
Area and Property	Company Interest %	Zones	Res. Cat	Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-12.4	-10.0	-8.2
Knutson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
Subtotal NRA Wells				-	-	-	-	-29.7	-23.5	-18.7
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	P+PDP	6.1	-	-	-	50.5	49.9	48.9
Erickson 1-27H-164N-97W	W=65.000	Madison	P+PDP	13.0	-	-	-	253.6	225.9	203.5
Kearney 4-25H-164N-97W	W=65.000	Madison	P+PDP	12.9	-	-	-	297.9	264.3	237.4
Landstrom 1-33H-164N-97W	W=65.000	Madison	P+PDP	13.1	-	-	-	250.3	227.4	208.2
Schulz 5-28H-164N-97W	W=65.000	Madison	P+PDP	21.6	-	-	-	773.2	666.8	586.3
Subtotal PDP Wells				66.8	-	-	-	1,625.6	1,434.2	1,284.3
Subtotal Crosby				66.8	-	-	-	1,595.8	1,410.8	1,265.6
Subtotal JayHawk Energy Inc.				66.8	-	-	-	1,595.8	1,410.8	1,265.6
ARTC / Inf. Tax								-	-	-
Total								1,595.8	1,410.8	1,265.6

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Undeveloped

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2013	0.65	11.4	4.2	74.50	309.4	-	-	-	-	-	-	-	-	-	-	-	-	309.4
2014	0.65	17.5	6.4	74.50	474.7	-	-	-	-	-	-	-	-	-	-	-	-	474.7
2015	0.65	12.0	4.4	74.50	326.6	-	-	-	-	-	-	-	-	-	-	-	-	326.6
2016	0.65	9.3	3.4	74.50	253.1	-	-	-	-	-	-	-	-	-	-	-	-	253.1
2017	0.65	7.6	2.8	74.50	205.7	-	-	-	-	-	-	-	-	-	-	-	-	205.7
2018	0.65	6.4	2.3	74.50	173.7	-	-	-	-	-	-	-	-	-	-	-	-	173.7
2019	0.65	5.5	2.0	74.50	150.3	-	-	-	-	-	-	-	-	-	-	-	-	150.3
2020	0.65	4.9	1.8	74.50	132.9	-	-	-	-	-	-	-	-	-	-	-	-	132.9
2021	0.65	4.4	1.6	74.50	118.4	-	-	-	-	-	-	-	-	-	-	-	-	118.4
2022	0.65	3.9	1.4	74.50	107.1	-	-	-	-	-	-	-	-	-	-	-	-	107.1
2023	0.65	3.6	1.3	74.50	97.7	-	-	-	-	-	-	-	-	-	-	-	-	97.7
2024	0.65	3.3	1.2	74.50	90.1	-	-	-	-	-	-	-	-	-	-	-	-	90.1
2025	0.65	3.1	1.1	74.50	83.2	-	-	-	-	-	-	-	-	-	-	-	-	83.2
2026	0.65	2.8	1.0	74.50	77.4	-	-	-	-	-	-	-	-	-	-	-	-	77.4
2027 (11)	0.65	2.5	0.8	74.50	63.0	-	-	-	-	-	-	-	-	-	-	-	-	63.0
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
14.92 yr			35.6	74.50	2,653.4		-	-	-		-	-	-		-	-	-	2,653.4

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2013	-	52.3	-	52.3	16.9	9.5	3.5	257.1	-	-	-	-	-	-	-	-	-	257.1
2014	-	80.2	-	80.2	16.9	14.5	5.3	394.5	-	-	-	-	-	-	-	-	-	394.5
2015	-	55.2	-	55.2	16.9	10.0	3.6	271.4	-	-	-	-	-	-	-	-	-	271.4
2016	-	42.8	-	42.8	16.9	7.7	2.8	210.3	-	-	-	-	-	-	-	-	-	210.3
2017	-	34.8	-	34.8	16.9	6.3	2.3	171.0	-	-	-	-	-	-	-	-	-	171.0
2018	-	29.4	-	29.4	16.9	5.3	1.9	144.4	-	-	-	-	-	-	-	-	-	144.4
2019	-	25.4	-	25.4	16.9	4.6	1.7	124.9	-	-	-	-	-	-	-	-	-	124.9
2020	-	22.5	-	22.5	16.9	4.0	1.5	110.4	-	-	-	-	-	-	-	-	-	110.4
2021	-	20.0	-	20.0	16.9	3.6	1.3	98.4	-	-	-	-	-	-	-	-	-	98.4
2022	-	18.1	-	18.1	16.9	3.3	1.2	89.0	-	-	-	-	-	-	-	-	-	89.0
2023	-	16.5	-	16.5	16.9	3.0	1.1	81.2	-	-	-	-	-	-	-	-	-	81.2
2024	-	15.2	-	15.2	16.9	2.7	1.0	74.9	-	-	-	-	-	-	-	-	-	74.9
2025	-	14.1	-	14.1	16.9	2.5	0.9	69.1	-	-	-	-	-	-	-	-	-	69.1
2026	-	13.1	-	13.1	16.9	2.4	0.9	64.3	-	-	-	-	-	-	-	-	-	64.3
2027 (11)	-	10.6	-	10.6	16.9	2.1	0.7	52.4	-	-	-	-	-	-	-	-	-	52.4
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
14.92 yr	-	450.1	-	450.1	16.9		29.7	2,213.3		-	-		-	-		-	-	2,213.3

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2013	9.8	-	-	-	-	29.6	29.6	217.8	-	-	65.0	845.0	910.0	-692.2	-692.2	-623.3
2014	23.4	-	-	-	-	45.4	45.4	325.7	-	-	-	-	-	325.7	-366.5	255.0
2015	23.4	-	-	-	-	31.2	31.2	216.8	-	-	-	-	-	216.8	-149.7	147.6
2016	23.4	-	-	-	-	24.2	24.2	162.7	-	-	-	-	-	162.7	13.0	96.3
2017	23.4	-	-	-	-	19.7	19.7	127.9	-	-	-	-	-	127.9	140.9	65.9
2018	23.4	-	-	-	-	16.6	16.6	104.4	-	-	-	-	-	104.4	245.3	46.7
2019	23.4	-	-	-	-	14.4	14.4	87.2	-	-	-	-	-	87.2	332.5	33.9
2020	23.4	-	-	-	-	12.7	12.7	74.3	-	-	-	-	-	74.3	406.8	25.2
2021	23.4	-	-	-	-	11.3	11.3	63.7	-	-	-	-	-	63.7	470.5	18.8
2022	23.4	-	-	-	-	10.2	10.2	55.4	-	-	-	-	-	55.4	525.9	14.2
2023	23.4	-	-	-	-	9.3	9.3	48.5	-	-	-	-	-	48.5	574.3	10.8
2024	23.4	-	-	-	-	8.6	8.6	42.9	-	-	-	-	-	42.9	617.2	8.3
2025	23.4	-	-	-	-	7.9	7.9	37.8	-	-	-	-	-	37.8	654.9	6.4
2026	23.4	-	-	-	-	7.4	7.4	33.5	-	-	-	-	-	33.5	688.5	4.9
2027 (11)	21.5	-	-	-	-	6.0	6.0	24.9	-	-	-	-	-	24.9	713.3	3.2
Rem.	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	693.8	-4.4
14.92 yr	335.4	19.5	-	-	-	254.5	254.5	1,603.8	-	-	65.0	845.0	910.0	693.8		112.4

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	14.92 yr / 16.92 yr
Econ. RLI	8.60 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	55.0	35.8	-	35.8	29.7	693.8	421.2	238.8	112.4	22.0	-44.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	55.0	35.8	-	35.8	29.7	693.8	421.2	238.8	112.4	22.0	-44.3

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Undeveloped

Area and Property	Company Interest%	Zones	Res. Cat	Company Share Reserves: Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$): NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
Undeveloped Locations										
Sec35-164N-97W Hz PUD Loc	W=65.000	Madison	P+PUD	35.8	-	-	-	238.8	112.4	22.0
Subtotal Crosby				35.8	-	-	-	238.8	112.4	22.0
Subtotal JayHawk Energy Inc.				35.8	-	-	-	238.8	112.4	22.0
ARTC / Inf. Tax								-	-	-
Total								238.8	112.4	22.0

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Summary of Crude Oil Reserve Estimates

Area and Property	Company Interest	Zones	Res. Cat	Volumetric Factors: Area (Ac)	Net Pay (ft)	Por. (%)	Sw (%)	Sg (%)	So (%)	1/Boi	Property Gross Oil Reserves: Orig. OIP (Mbbl)	Rec. Factor (%)	Orig. Res. (Mbbl)	Cum. Prod. (Mbbl)	Rem. Res. (Mbbl)	Company Share*: Rem. Res. (Mbbl)	Rate (bbl/d)	Reserves based on
United States																		
North Dakota																		
Crosby																		
PDP Wells																		
Burner 1-34H-164N-97W	WI=65.00	Madison	PDP				-	-	100.0		-	-	41.0	31.5	9.5	4.6	5	Decline
	WI=65.00	Madison	P+PDP				-	-	100.0		-	-	44.0	31.5	12.5	6.1	5	Decline
Erickson	WI=65.00	Madison	PDP				-	-	100.0		-	-	67.5	51.9	15.6	10.1	5	Decline
1-27H-164N-97W	WI=65.00	Madison	P+PDP				-	-	100.0		-	-	72.0	51.9	20.1	13.0	5	Decline
Kearney 4-25H-164N-97W	WI=65.00	Madison	PDP				-	-	100.0		-	-	34.0	18.6	15.4	10.0	5	Decline
	WI=65.00	Madison	P+PDP				-	-	100.0		-	-	38.5	18.6	19.9	12.9	5	Decline
Landstrom	WI=65.00	Madison	PDP				-	-	100.0		-	-	44.0	27.0	17.0	10.2	6	Decline
1-03H-164N-97W	WI=65.00	Madison	P+PDP				-	-	100.0		-	-	49.0	27.0	22.0	13.1	6	Decline
Schulz 5-28H-164N-97W	WI=65.00	Madison	PDP				-	-	100.0		-	-	76.0	50.3	25.7	16.7	8	Decline
	WI=65.00	Madison	P+PDP				-	-	100.0		-	-	83.5	50.3	33.2	21.6	10	Decline
Subtotal PDP Wells			PDP								-		262.5	179.4	83.1	51.6		
			P+PDP								-		287.0	179.4	107.6	66.8		
Undeveloped Locations																		
Sec 35-164N-97W Hz	WI=65.00	Madison	PUD				-	-	100.0		-	-	40.0	-	40.0	26.0	11	Decline
PUD Loc	WI=65.00	Madison	P+PUD				-	-	100.0		-	-	55.0	-	55.0	35.8	11	Decline
TOTAL			PDP								-		262.5	179.4	83.1	51.6		
			PUD								-		40.0	-	40.0	26.0		
			P+PDP								-		287.0	179.4	107.6	66.8		
			P+PUD								-		55.0	-	55.0	35.8		

*Technical volumetric calculations may not match Company Share reserves due to economic producing limits being reached prior to ultimate technical recovery.

** P+P data only displays values where there is an actual Probable case present, therefore, report totals may be less than expected for the P+P reserve categories.

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
List of Interests and Encumbrances

Property	Ownership Information	
JayHawk Energy Inc.		
United States		
North Dakota		
Crosby		
NRA Wells		
Jenke 1-34-164N-97W		
	Proved Developed Producing	
	⊟ **(default) (Included)**	
	⊟ **Lease 1**	
	⊟ **GEN Interest**	
	Classification	**United States North Dakota**
	Start Date	**Jun 1, 2008**
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	52.378583
	Burdens (Payable)	
	Gross Overriding Royalty (%)	19.4206723
	Factors	
	Pooling Factor	0
	Tract Factor	1
Knudson 1-28-164N-97W		
	Proved Developed Producing	
	⊟ **(default) (Included)**	
	⊟ **Lease 1**	
	⊟ **GEN Interest**	
	Classification	**United States North Dakota**
	Start Date	**Feb 1, 2008**
	Ownership	BPO
	Working Interest (%)	100
	Net Revenue Interest (NRI) (%)	81.25
	Burdens (Payable)	
	Gross Overriding Royalty (%)	18.75
	Factors	
	Pooling Factor	0
	Tract Factor	1
PDP Wells		
Burner 1-34H-164N-97W		
	Proved Developed Producing	
	⊟ **(default) (Included)**	
	⊟ **Lease 1**	
	⊟ **GEN Interest**	
	Classification	**United States North Dakota**
	Start Date	**Feb 1, 2008**
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	55.0251
	Burdens (Payable)	
	Gross Overriding Royalty (%)	15.346
	Factors	
	Pooling Factor	0
	Tract Factor	1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
List of Interests and Encumbrances

Property | Ownership Information

Proved + Prob. Developed Producing
- (default) (Included)
  - Lease1
    - GEN Interest
      - Classification: United States North Dakota
      - Start Date: Feb 1, 2008
      - Ownership: BPO
        - Working Interest (%): 65
        - Net Revenue Interest (NRI) (%): 55.0251
      - Burdens (Payable)
        - Gross Overriding Royalty (%): 15.346
      - Factors
        - Pooling Factor: 0
        - Tract Factor: 1

Erickson 1-27H-164N-97W

Proved Developed Producing
- (default) (Included)
  - Lease1
    - GEN Interest
      - Classification: United States North Dakota
      - Start Date: Feb 1, 2008
      - Ownership: BPO
        - Working Interest (%): 65
        - Net Revenue Interest (NRI) (%): 54.815865
      - Burdens (Payable)
        - Gross Overriding Royalty (%): 15.6679
      - Factors
        - Pooling Factor: 0
        - Tract Factor: 1

Proved + Prob. Developed Producing
- (default) (Included)
  - Lease1
    - GEN Interest
      - Classification: United States North Dakota
      - Start Date: Feb 1, 2008
      - Ownership: BPO
        - Working Interest (%): 65
        - Net Revenue Interest (NRI) (%): 54.815865
      - Burdens (Payable)
        - Gross Overriding Royalty (%): 15.6679
      - Factors
        - Pooling Factor: 0
        - Tract Factor: 1

Kearney 4-25H-164N-97W

Proved Developed Producing
- (default) (Included)
  - Lease1
    - GEN Interest
      - Classification: United States North Dakota
      - Start Date: Feb 1, 2008
      - Ownership: BPO
        - Working Interest (%): 65
        - Net Revenue Interest (NRI) (%): 58.4421
      - Burdens (Payable)
        - Gross Overriding Royalty (%): 13.166
      - Factors
        - Pooling Factor: 0
        - Tract Factor: 1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
List of Interests and Encumbrances

Property	Ownership Information	
	Proved + Prob. Developed Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	**United States North Dakota**
	Start Date	**Feb 1, 2008**
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	56.4421
	Burdens (Payable)	
	Gross Overriding Royalty (%)	13.166
	Factors	
	Pooling Factor	0
	Tract Factor	1
Landstrom 1-33H-164N-97W		
	Proved Developed Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	**United States North Dakota**
	Start Date	**Feb 1, 2008**
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	57.556525
	Burdens (Payable)	
	Gross Overriding Royalty (%)	11.4515
	Factors	
	Pooling Factor	0
	Tract Factor	1
	Proved + Prob. Developed Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	**United States North Dakota**
	Start Date	**Feb 1, 2008**
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	57.556525
	Burdens (Payable)	
	Gross Overriding Royalty (%)	11.4515
	Factors	
	Pooling Factor	0
	Tract Factor	1
Schulz 5-28H-164N-97W		
	Proved Developed Producing	
	(default) (Included)	
	Lease 1	
	GEN Interest	
	Classification	**United States North Dakota**
	Start Date	**Jan 1, 1900**
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	54.48718
	Burdens (Payable)	
	Gross Overriding Royalty (%)	16.1736
	Net Overriding Prod. Royalty (%)	0
	Factors	
	Pooling Factor	1
	Tract Factor	1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
List of Interests and Encumbrances

Property	Ownership Information	
	Proved + Prob. Developed Producing	
	(default) (Included)	
	Lease 1	
	GEN Interest	
	Classification	**United States North Dakota**
	Start Date	**Jan 1, 1900**
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	54.48716
	Burdens (Payable)	
	Gross Overriding Royalty (%)	16.1736
	Net Overriding Prod Royalty (%)	0
	Factors	
	Pooling Factor	1
	Tract Factor	1

Undeveloped Locations

Sec35-164N-97W HzPUD Loc

Proved Undeveloped		
(default) (Included)		
Lease 1		
GEN Interest		
Classification	**United States North Dakota**	
Start Date	**Feb 1, 2009**	
Ownership	BPO	
Working Interest (%)	65	
Net Revenue Interest (NRI) (%)	54.015	
Burdens (Payable)		
Gross Overriding Royalty (%)	16.9	
Net Overriding Prod Royalty (%)	0	
Factors		
Pooling Factor	0	
Tract Factor	1	

Proved + Prob. Undeveloped	
(default) (Included)	
Lease 1	
GEN Interest	
Classification	**United States North Dakota**
Start Date	**Feb 1, 2009**
Ownership	BPO
Working Interest (%)	65
Net Revenue Interest (NRI) (%)	54.015
Burdens (Payable)	
Gross Overriding Royalty (%)	16.9
Factors	
Pooling Factor	0
Tract Factor	1

JayHawk Energy Inc.

Forecast Prices and Costs as of September 30, 2012

Detailed Property Evaluation

Crosby

NRA Wells

- Jenks 1-34-164N-97W
- Knudson 1-28-164N-97W

PDP Wells

- Burner 1-34H-164N-97W
- Erickson 1-27H-164N-97W
- Kearney 4-26H-164N-97W
- Landstrom 1-33H-164N-97W
- Schutz 5-26H-164N-97W

Undeveloped Locations

- Sec 35-164N-97W Hz PUD Loc

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

Jenks 1-34-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr			-	-	-		-	-	-		-	-	-		-	-	-	-

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr	-	-	-	-	-		-	-		-	-		-	-		-	-	-

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2017	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	-19.5	-10.0
0.00 yr	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5		-10.0

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	0.00%
Econ. Life/To Aban.	0.00 yr / 4.25 yr
Econ. RLI	0.00 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	-	-	-	-	-	-19.5	-15.5	-12.4	-10.0	-8.2	-6.8
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	-	-	-	-	-	-19.5	-15.5	-12.4	-10.0	-8.2	-6.8

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
NRA Wells
Jenks 1-34-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	160	-	-
Cum. Production at 2010/11/30	bbl	160	-	-
Gross Lease Oil Reserves	bbl	-	-	-
Company Share Oil Reserves	bbl	-	-	-

General	
Production Status	Producer: Producer
Well Name	JENKS 1
Pool Name	Madison
Zone Depth	-
Reserves based on	-
Number of Wells	1

Jenks 1-34-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)

Area	NRA Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	159.8	bbl
Cum. Water	3588.8	bbl

Jenks 1-34-164N-97W

Rate/Cum Production History


Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)

Area	NRA Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	159.8	bbl
Cum. Water	3588.8	bbl

McDaniel & Associates Consultants Ltd.

Jenks 1-34-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)

Area	NRA Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	159.8	bbl
Cum. Water	3588.8	bbl

12-0451 / SC12011

2013/01/04 10:9

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.

Well Production History

Jenks 1-34-164N-97W
JENKS 1

General	
Area Name	NRA Wells
Pool	Madison
Zones	DUNGRE
Date on Production	2010/04
Well Status	Producer: Producer
Status Date	2010/11
Operator	JAYHAWK ENERGY INCORPORATED

8 Month Averages		2010/04/01 to 2010/11/30
Oil Rates:	bbl/Cal. day	0.7
	bbl/Op. day	1.0
	bbl/month	20
Water Cut	%	90

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/04	168					1,399			1,399		100
2010/05	288	1.3		15		1,398	15		2,797		99
2010/06	480	1.4		28		205	43		3,002		88
2010/07	744	1.0		32		149	75		3,151		82
2010/08	744	1.0		32		139	107		3,290		81
2010/09	720	0.8		25		167	132		3,457		87
2010/10	744	0.9		28		119	160		3,576		81
2010/11	72					13	160		3,589		100

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

Knudson 1-28-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr			-	-	-		-	-	-		-	-	-		-	-	-	-

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr	-	-	-	-	-		-	-		-	-		-	-		-	-	-

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2018	-	30.0	-	-	-	-	-	-30.0	-	-	-	-	-	-30.0	-30.0	-13.4
0.00 yr	-	30.0	-	-	-	-	-	-30.0	-	-	-	-	-	-30.0		-13.4

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	0.00%
Econ. Life/To Aban.	0.00 yr / 5.25 yr
Econ. RLI	0.00 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	-	-	-	-	-	-30.0	-22.7	-17.3	-13.4	-10.5	-8.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTCF	-	-	-	-	-	-30.0	-22.7	-17.3	-13.4	-10.5	-8.3

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
NRA Wells
Knudson 1-28-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	316	-	-
Cum. Production at 2010/11/30	bbl	316	-	-
Gross Lease Oil Reserves	bbl	-	-	-
Company Share Oil Reserves	bbl	-	-	-

General	
Production Status	Producer: Producer
Well Name	KNUDSEN 1
Pool Name	Madison
Zone Depth	-
Reserves based on	-
Number of Wells	1

Knudson 1-28-164N-97W

Semi-log Rate Time Production History


Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

Area	NRA Wells
Zone	OIL/NGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	315.9	bbl
Cum. Water	1371.8	bbl

McDaniel & Associates Consultants Ltd.

12-0451 / SC120111

Knudson 1-28-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)

Area	NRA Wells		Production Summary to 2010/11/30	
Zone	OUNGRE		Cum. Oil	315.9 bbl
Pool	Madison		Cum. Water	1371.8 bbl
On Production Date	2010/04/01			

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

Knudson 1-28-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)

Area	NRA Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	315.9	bbl
Cum. Water	1371.8	bbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.

Well Production History

Knudson 1-28-164N-97W
KNUDSEN 1

General	
Area Name	NRA Wells
Pool	Madison
Zones	DUNGRE
Date on Production	2010/04
Well Status	Producer: Producer
Status Date	2010/11
Operator	JAYHAWK ENERGY INCORPORATED

8 Month Averages	2010/04/01 to 2010/11/30	
Oil Rates:	bbl/Cal. day	1.3
	bbl/Op. day	1.6
	bbl/month	39
Water Cut	%	82

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/04	360	2.2		33		125	33		125		79
2010/05	720	2.2		65		254	98		379		80
2010/06	696	1.9		55		177	152		556		76
2010/07	744	1.5		45		204	198		760		82
2010/08	744	1.3		40		197	238		957		83
2010/09	720	1.4		42		195	280		1,152		82
2010/10	744	1.1		33		194	313		1,346		86
2010/11	48	1.6		3		26	316		1,372		89

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

Burner 1-34H-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	4.6	0.4	74.50	31.4	-	-	-	-	-	-	-	-	-	-	-	-	31.4
2013	0.65	4.2	1.5	74.50	113.8	-	-	-	-	-	-	-	-	-	-	-	-	113.8
2014	0.65	3.7	1.3	74.50	99.2	-	-	-	-	-	-	-	-	-	-	-	-	99.2
2015	0.65	3.2	1.2	74.50	88.1	-	-	-	-	-	-	-	-	-	-	-	-	88.1
2016 (2)	0.65	3.0	0.2	74.50	13.2	-	-	-	-	-	-	-	-	-	-	-	-	13.2
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
3.42 yr			4.6	74.50	345.7		-	-	-		-	-	-		-	-	-	345.7

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012 (3)	-	4.8	-	4.8	15.3	3.9	0.4	26.6	-	-	-	-	-	-	-	-	-	26.6
2013	-	17.4	-	17.4	15.3	3.5	1.3	96.2	-	-	-	-	-	-	-	-	-	96.2
2014	-	15.2	-	15.2	15.3	3.1	1.1	84.0	-	-	-	-	-	-	-	-	-	84.0
2015	-	13.5	-	13.5	15.3	2.7	1.0	74.6	-	-	-	-	-	-	-	-	-	74.6
2016 (2)	-	2.0	-	2.0	15.3	2.5	0.2	11.2	-	-	-	-	-	-	-	-	-	11.2
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
3.42 yr	-	53.1	-	53.1	15.3		3.9	292.7		-	-		-	-		-	-	292.7

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2012 (3)	16.8	-	-	-	-	1.3	1.3	8.7	-	-	-	-	-	8.7	8.7	8.6
2013	66.3	-	-	-	-	4.8	4.8	25.1	-	-	-	-	-	25.1	33.8	22.6
2014	66.3	-	-	-	-	4.2	4.2	13.5	-	-	-	-	-	13.5	47.3	10.6
2015	66.3	-	-	-	-	3.7	3.7	4.6	-	-	-	-	-	4.6	51.9	3.1
2016 (2)	11.1	-	-	-	-	0.6	0.6	-0.4	-	-	-	-	-	-0.4	51.5	-0.2
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	51.5	-
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	51.5	-
2019	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	32.0	-7.6
3.42 yr	226.5	19.5	-	-	-	14.6	14.6	32.0	-	-	-	-	-	32.0		37.0

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	3.42 yr / 6.42 yr
Econ. RLI	2.73 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	7.1	4.6	-	4.6	3.9	32.0	34.9	36.4	37.0	37.1	36.8
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	7.1	4.6	-	4.6	3.9	32.0	34.9	36.4	37.0	37.1	36.8

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Developed Producing

Burner 1-34H-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	4.6	0.4	74.50	31.6	-	-	-	-	-	-	-	-	-	-	-	-	31.6
2013	0.65	4.3	1.6	74.50	116.6	-	-	-	-	-	-	-	-	-	-	-	-	116.6
2014	0.65	3.9	1.4	74.50	104.8	-	-	-	-	-	-	-	-	-	-	-	-	104.8
2015	0.65	3.5	1.3	74.50	95.1	-	-	-	-	-	-	-	-	-	-	-	-	95.1
2016	0.65	3.2	1.2	74.50	87.3	-	-	-	-	-	-	-	-	-	-	-	-	87.3
2017 (3)	0.65	3.0	0.3	74.50	20.1	-	-	-	-	-	-	-	-	-	-	-	-	20.1
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
4.50 yr			6.1	74.50	455.5		-	-	-		-	-	-		-	-	-	455.5

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012 (3)	-	4.8	-	4.8	15.3	3.9	0.4	26.7	-	-	-	-	-	-	-	-	-	26.7
2013	-	17.9	-	17.9	15.3	3.6	1.3	98.7	-	-	-	-	-	-	-	-	-	98.7
2014	-	16.1	-	16.1	15.3	3.3	1.2	88.7	-	-	-	-	-	-	-	-	-	88.7
2015	-	14.6	-	14.6	15.3	3.0	1.1	80.5	-	-	-	-	-	-	-	-	-	80.5
2016	-	13.4	-	13.4	15.3	2.7	1.0	73.9	-	-	-	-	-	-	-	-	-	73.9
2017 (3)	-	3.1	-	3.1	15.3	2.5	0.2	17.0	-	-	-	-	-	-	-	-	-	17.0
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
4.50 yr	-	69.9	-	69.9	15.3		5.2	385.6		-	-		-	-		-	-	385.6

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2012 (3)	16.6	-	-	-	-	1.3	1.3	8.8	-	-	-	-	-	8.8	8.8	8.7
2013	66.3	-	-	-	-	4.9	4.9	27.5	-	-	-	-	-	27.5	36.3	24.7
2014	66.3	-	-	-	-	4.4	4.4	18.0	-	-	-	-	-	18.0	54.3	14.1
2015	66.3	-	-	-	-	4.0	4.0	10.2	-	-	-	-	-	10.2	64.4	6.9
2016	66.3	-	-	-	-	3.7	3.7	3.9	-	-	-	-	-	3.9	68.4	3.3
2017 (3)	16.6	-	-	-	-	0.8	0.8	-0.4	-	-	-	-	-	-0.4	67.9	-0.2
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	67.9	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	67.9	-
2020	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	48.4	-6.6
4.50 yr	298.4	19.5	-	-	-	19.3	19.3	48.4	-	-	-	-	-	48.4		49.9

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	4.50 yr / 7.50 yr
Econ. RLI	3.60 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	9.4	6.1	-	6.1	5.2	48.4	50.2	50.5	49.9	48.8	47.6
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTCF	9.4	6.1	-	6.1	5.2	48.4	50.2	50.5	49.9	48.8	47.6

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
PDP Wells
Burner 1-34H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	38,597	40,863	-
Cum. Production at 2012/09/30	bbl	31,457	31,457	-
Gross Lease Oil Reserves	bbl	7,140	9,405	-
Company Share Oil Reserves	bbl	4,641	6,114	-

General	
Production Status	Producer: Producer
Well Name	BURNER 1-34H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

12-0451 / SC12011

Burner 1-34H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30		
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	1.00	1.00	Cum. Oil	31.5	Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2016/02	2017/03	Initial Decline (%/year)	16.2	12.3	Cum. Water	50.4	Mbbl
On Production Date	2006/09/01	Initial Rate (bopd)	7.2	7.2	Recoverable Res. (Mbbl)	38.6	40.9			
		Final Rate (bopd)	4.7	4.6	Rem. @2012/09/30 (Mbbl)	7.1	9.4			

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

Burner 1-34H-164N-97W

Rate/Cum Production History


Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30	
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	1.00	1.00	Cum. Oil	31.5 Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2016/02	2017/03	Initial Decline (%/year)	16.2	12.3	Cum. Water	50.4 Mbbl
On Production Date	2006/09/01	Initial Rate (bopd)	7.2	7.2	Recoverable Res. (Mbbl)	38.6	40.9		
		Final Rate (bopd)	4.7	4.6	Rem. @2012/09/30 (Mbbl)	7.1	9.4		

McDaniel & Associates Consultants Ltd.

Burner 1-34H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30	
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	1.00	1.00	Cum. Oil	31.5 Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2016/02	2017/03	Initial Decline (%/year)	16.2	12.3	Cum. Water	50.4 Mbbl
On Production Date	2006/09/01	Initial Rate (bopd)	7.2	7.2	Recoverable Res. (Mbbl)	38.6	40.9		
		Final Rate (bopd)	4.7	4.6	Rem. @2012/09/30 (Mbbl)	7.1	9.4		

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.

Well Production History

Burner 1-34H-164N-97W
BURNER 1-34H

General	
Area Name	PDP Wells
Pool	Madison
Zones	DUNGRE
Date on Production	2006/09
Well Status	Producer: Producer
Status Date	2012/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2011/10/01 to 2012/09/30	
Oil Rates:	bbl/Cal. day	7.1
	bbl/Op. day	10.5
	bbl/month	217
Water Cut	%	69

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2009/01	360	15.6		234		673	22,427		25,574		74
2009/02							22,427		25,574		
2009/03	312	30.4		395		840	22,822		26,414		68
2009/04	720	15.6		468		1,138	23,290		27,552		71
2009/05	744	15.1		467		1,001	23,757		28,553		68
2009/06	624	14.5		376		935	24,133		29,488		71
2009/07	672	11.1		312		736	24,445		30,223		70
2009/08	96	28.8		115		272	24,560		30,495		70
2009/09	240	25.4		254		948	24,815		31,443		79
2009/10	744	14.5		450		450	25,265		31,893		50
2009/11	720	14.6		437		904	25,701		32,797		67
2009/12	406	15.0		254		673	25,956		33,470		73
2010/01	720	11.5		344		1,043	26,300		34,513		75
2010/02	672	8.9		250		702	26,550		35,215		74
2010/03	432	16.2		291		889	26,840		36,103		75
2010/04	648	12.3		332		909	27,173		37,013		73
2010/05	624	12.0		312		841	27,485		37,854		73
2010/06	576	10.8		260		826	27,745		38,680		76
2010/07	648	9.8		264		826	28,009		39,507		76
2010/08	120	26.2		131		653	28,140		40,160		83
2010/09	360	14.2		213		705	28,353		40,865		77
2010/10	360	14.5		218		895	28,570		41,761		80
2010/11	96	3.8		15		48	28,585		41,809		76
2010/12							28,585		41,809		
2011/01	72	35.0		105		235	28,690		42,044		69
2011/02							28,690		42,044		
2011/03	24	47.2		47		84	28,738		42,128		64
2011/04							28,738		42,128		
2011/05							28,738		42,128		
2011/06							28,738		42,128		
2011/07	24	113.3		113			28,851		42,128		
2011/08							28,851		42,128		
2011/09							28,851		42,128		
2011/10							28,851		42,128		
2011/11	696	15.6		451			29,302		42,128		
2011/12	744	10.8		335		1,255	29,637		43,383		79
2012/01	552	11.7		269		931	29,906		44,314		78
2012/02	696	9.4		271		990	30,177		45,304		79
2012/03							30,177		45,304		
2012/04	624	11.0		286		1,211	30,463		46,516		81
2012/05	744	8.8		274		977	30,736		47,493		78
2012/06	384	9.0		145		563	30,881		48,056		80
2012/07	288	11.3		135		673	31,016		48,729		83
2012/08	648	8.6		233		1,028	31,249		49,757		82
2012/09	576	8.7		208		633	31,457		50,390		75

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

Erickson 1-27H-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	5.4	0.5	74.50	37.0	-	-	-	-	-	-	-	-	-	-	-	-	37.0
2013	0.65	4.9	1.8	74.50	132.9	-	-	-	-	-	-	-	-	-	-	-	-	132.9
2014	0.65	4.2	1.5	74.50	114.9	-	-	-	-	-	-	-	-	-	-	-	-	114.9
2015	0.65	3.7	1.4	74.50	101.1	-	-	-	-	-	-	-	-	-	-	-	-	101.1
2016	0.65	3.3	1.2	74.50	90.6	-	-	-	-	-	-	-	-	-	-	-	-	90.6
2017	0.65	3.0	1.1	74.50	81.6	-	-	-	-	-	-	-	-	-	-	-	-	81.6
2018	0.65	2.7	1.0	74.50	74.5	-	-	-	-	-	-	-	-	-	-	-	-	74.5
2019	0.65	2.5	0.9	74.50	68.5	-	-	-	-	-	-	-	-	-	-	-	-	68.5
2020 (10)	0.65	2.3	0.7	74.50	52.1	-	-	-	-	-	-	-	-	-	-	-	-	52.1
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.08 yr			10.1	74.50	753.2		-	-	-		-	-	-		-	-	-	753.2

Year	Adj. Royalties: Manual M$	Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2012 (3)	-	5.8	-	5.8	15.7	4.6	0.4	31.2	-	-	-	-	-	-	-	-	-	31.2
2013	-	20.8	-	20.8	15.7	4.1	1.5	112.0	-	-	-	-	-	-	-	-	-	112.0
2014	-	18.0	-	18.0	15.7	3.6	1.3	96.9	-	-	-	-	-	-	-	-	-	96.9
2015	-	15.8	-	15.8	15.7	3.1	1.1	85.3	-	-	-	-	-	-	-	-	-	85.3
2016	-	14.2	-	14.2	15.7	2.8	1.0	76.4	-	-	-	-	-	-	-	-	-	76.4
2017	-	12.8	-	12.8	15.7	2.5	0.9	68.9	-	-	-	-	-	-	-	-	-	68.9
2018	-	11.7	-	11.7	15.7	2.3	0.8	62.8	-	-	-	-	-	-	-	-	-	62.8
2019	-	10.7	-	10.7	15.7	2.1	0.8	57.7	-	-	-	-	-	-	-	-	-	57.7
2020 (10)	-	8.2	-	8.2	15.7	1.9	0.6	43.9	-	-	-	-	-	-	-	-	-	43.9
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.08 yr	-	118.0	-	118.0	15.7		8.5	635.2		-	-		-	-		-	-	635.2

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	Before Tax Cash Flow: BTCF M$	Cum. M$	NPV @15.0% M$
2012 (3)	10.2	-	-	-	-	1.6	1.6	19.4	-	-	-	-	-	19.4	19.4	19.1
2013	41.0	-	-	-	-	5.6	5.6	65.5	-	-	-	-	-	65.5	84.9	59.0
2014	41.0	-	-	-	-	4.8	4.8	51.1	-	-	-	-	-	51.1	136.0	40.0
2015	41.0	-	-	-	-	4.3	4.3	40.1	-	-	-	-	-	40.1	176.1	27.3
2016	41.0	-	-	-	-	3.8	3.8	31.6	-	-	-	-	-	31.6	207.7	18.7
2017	41.0	-	-	-	-	3.4	3.4	24.5	-	-	-	-	-	24.5	232.2	12.6
2018	41.0	-	-	-	-	3.1	3.1	18.7	-	-	-	-	-	18.7	250.9	8.4
2019	41.0	-	-	-	-	2.9	2.9	13.8	-	-	-	-	-	13.8	264.8	5.4
2020 (10)	34.1	-	-	-	-	2.2	2.2	7.6	-	-	-	-	-	7.6	272.4	2.6
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	272.4	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	272.4	-
2023	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	252.9	-4.3
8.08 yr	331.3	19.5	-	-	-	31.8	31.8	252.9	-	-	-	-	-	252.9		188.7

Country/State	United States/North Dakota
Mineral Owner	N/A
Pool Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	8.08 yr / 11.08 yr
Econ. RLI	5.05 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	15.6	10.1	-	10.1	8.5	252.9	227.9	206.7	188.7	173.5	160.6
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	15.6	10.1	-	10.1	8.5	252.9	227.9	206.7	188.7	173.5	160.6

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Developed Producing

Erickson 1-27H-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	5.4	0.5	74.50	37.2	-	-	-	-	-	-	-	-	-	-	-	-	37.2
2013	0.65	5.0	1.8	74.50	136.4	-	-	-	-	-	-	-	-	-	-	-	-	136.4
2014	0.65	4.5	1.6	74.50	121.2	-	-	-	-	-	-	-	-	-	-	-	-	121.2
2015	0.65	4.0	1.5	74.50	109.1	-	-	-	-	-	-	-	-	-	-	-	-	109.1
2016	0.65	3.6	1.3	74.50	99.5	-	-	-	-	-	-	-	-	-	-	-	-	99.5
2017	0.65	3.3	1.2	74.50	91.0	-	-	-	-	-	-	-	-	-	-	-	-	91.0
2018	0.65	3.1	1.1	74.50	84.0	-	-	-	-	-	-	-	-	-	-	-	-	84.0
2019	0.65	2.9	1.0	74.50	78.0	-	-	-	-	-	-	-	-	-	-	-	-	78.0
2020	0.65	2.7	1.0	74.50	73.0	-	-	-	-	-	-	-	-	-	-	-	-	73.0
2021	0.65	2.5	0.9	74.50	68.2	-	-	-	-	-	-	-	-	-	-	-	-	68.2
2022	0.65	2.4	0.9	74.50	64.2	-	-	-	-	-	-	-	-	-	-	-	-	64.2
2023 (2)	0.65	2.1	0.1	74.50	8.2	-	-	-	-	-	-	-	-	-	-	-	-	8.2
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.42 yr			13.0	74.50	971.1		-	-	-		-	-	-		-	-	-	971.1

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012 (3)	-	5.8	-	5.8	15.7	4.6	0.4	31.4	-	-	-	-	-	-	-	-	-	31.4
2013	-	21.4	-	21.4	15.7	4.2	1.5	115.0	-	-	-	-	-	-	-	-	-	115.0
2014	-	19.0	-	19.0	15.7	3.8	1.4	102.2	-	-	-	-	-	-	-	-	-	102.2
2015	-	17.1	-	17.1	15.7	3.4	1.2	92.0	-	-	-	-	-	-	-	-	-	92.0
2016	-	15.6	-	15.6	15.7	3.1	1.1	83.9	-	-	-	-	-	-	-	-	-	83.9
2017	-	14.3	-	14.3	15.7	2.8	1.0	76.7	-	-	-	-	-	-	-	-	-	76.7
2018	-	13.2	-	13.2	15.7	2.6	1.0	70.8	-	-	-	-	-	-	-	-	-	70.8
2019	-	12.2	-	12.2	15.7	2.4	0.9	65.8	-	-	-	-	-	-	-	-	-	65.8
2020	-	11.4	-	11.4	15.7	2.3	0.8	61.6	-	-	-	-	-	-	-	-	-	61.6
2021	-	10.7	-	10.7	15.7	2.1	0.8	57.6	-	-	-	-	-	-	-	-	-	57.6
2022	-	10.1	-	10.1	15.7	2.0	0.7	54.2	-	-	-	-	-	-	-	-	-	54.2
2023 (2)	-	1.4	-	1.4	15.7	1.8	0.1	7.8	-	-	-	-	-	-	-	-	-	7.8
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.42 yr	-	152.1	-	152.1	15.7		11.0	818.9		-	-		-	-		-	-	818.9

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2012 (3)	10.2	-	-	-	-	1.6	1.6	19.6	-	-	-	-	-	19.6	19.6	19.3
2013	41.0	-	-	-	-	5.7	5.7	68.3	-	-	-	-	-	68.3	87.9	61.5
2014	41.0	-	-	-	-	5.1	5.1	56.2	-	-	-	-	-	56.2	144.1	44.0
2015	41.0	-	-	-	-	4.6	4.6	46.5	-	-	-	-	-	46.5	190.5	31.6
2016	41.0	-	-	-	-	4.2	4.2	38.8	-	-	-	-	-	38.8	229.3	22.9
2017	41.0	-	-	-	-	3.8	3.8	31.9	-	-	-	-	-	31.9	261.2	16.4
2018	41.0	-	-	-	-	3.5	3.5	26.3	-	-	-	-	-	26.3	287.5	11.8
2019	41.0	-	-	-	-	3.3	3.3	21.5	-	-	-	-	-	21.5	309.1	8.4
2020	41.0	-	-	-	-	3.1	3.1	17.5	-	-	-	-	-	17.5	326.6	5.8
2021	41.0	-	-	-	-	2.8	2.8	13.7	-	-	-	-	-	13.7	340.3	4.0
2022	41.0	-	-	-	-	2.7	2.7	10.5	-	-	-	-	-	10.5	350.8	2.7
2023 (2)	6.6	-	-	-	-	0.4	0.4	0.6	-	-	-	-	-	0.6	351.4	0.1
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	351.4	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	351.4	-
2026	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	331.9	2.9
10.42 yr	425.6	19.5	-	-	-	40.9	40.9	331.9	-	-	-	-	-	331.9		225.9

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.42 yr / 13.42 yr
Econ. RLI	6.50 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	20.1	13.0	-	13.0	11.0	331.9	286.4	253.6	225.9	203.5	185.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTCF	20.1	13.0	-	13.0	11.0	331.9	286.4	253.6	225.9	203.5	185.3

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
PDP Wells
Erickson 1-27H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	67,500	72,000	-
Cum. Production at 2012/09/30	bbl	51,947	51,947	-
Gross Lease Oil Reserves	bbl	15,553	20,053	-
Company Share Oil Reserves	bbl	10,109	13,034	-

General	
Production Status	Producer: Producer
Well Name	ERICKSON 1-27H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Erickson 1-27H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30		
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	1.00	1.00	Cum. Oil	51.9	Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2020/10	2023/02	Initial Decline (%/year)	17.7	13.7	Cum. Water	28.6	Mbbl
On Production Date	2006/03/01	Initial Rate (bopd)	8.5	8.5	Recoverable Res. (Mbbl)	67.5	72.0			
		Final Rate (bopd)	3.5	3.5	Rem. @2012/09/30 (Mbbl)	15.6	20.1			

McDaniel & Associates Consultants Ltd.

12-0451 / SC12011

Erickson 1-27H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30	
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	1.00	1.00	Cum. Oil	51.9 Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2020/10	2023/02	Initial Decline (%/year)	17.7	13.7	Cum. Water	28.6 Mbbl
On Production Date	2006/03/01	Initial Rate (bopd)	8.5	8.5	Recoverable Res. (Mbbl)	67.5	72.0		
		Final Rate (bopd)	3.5	3.5	Rem. @2012/09/30 (Mbbl)	15.6	20.1		

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC12011

Erickson 1-27H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30		
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	1.00	1.00	Cum. Oil	51.9	Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2020/10	2023/02	Initial Decline (%/year)	17.7	13.7	Cum. Water	28.6	Mbbl
On Production Date	2006/03/01	Initial Rate (bopd)	8.5	8.5	Recoverable Res. (Mbbl)	67.5	72.0			
		Final Rate (bopd)	3.5	3.5	Rem. @2012/09/30 (Mbbl)	15.6	20.1			

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

JayHawk Energy Inc.

Well Production History

Erickson 1-27H-164N-97W
ERICKSON 1-27H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/03
Well Status	Producer: Producer
Status Date	2012/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2011/10/01 to 2012/09/30	
Oil Rates:	bbl/Cal. day	7.9
	bbl/Op. day	9.9
	bbl/month	241
Water Cut	%	46

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2009/01	360	13.9		208		128	40,609		16,626		38
2009/02	96	13.2		53		66	40,662		16,692		56
2009/03	336	15.6		219		266	40,881		16,958		55
2009/04	720	15.7		472		282	41,353		17,240		37
2009/05	744	14.3		442		312	41,795		17,552		41
2009/06	720	13.9		416		259	42,211		17,811		38
2009/07	744	13.7		424		284	42,635		18,096		40
2009/08	744	13.3		411		292	43,046		18,388		42
2009/09	720	12.9		388		312	43,434		18,700		45
2009/10	744	12.5		387		387	43,821		19,087		50
2009/11	720	12.4		373		272	44,194		19,359		42
2009/12	744	11.6		358		230	44,552		19,589		39
2010/01	744	11.6		359		275	44,911		19,864		43
2010/02	600	12.1		303		230	45,214		20,094		43
2010/03	744	12.3		381		294	45,594		20,388		44
2010/04	720	11.6		348		272	45,942		20,660		44
2010/05	600	11.4		284		269	46,226		20,929		49
2010/06	648	9.4		255		259	46,481		21,189		50
2010/07	744	9.5		295		262	46,776		21,451		47
2010/08	744	10.4		321		259	47,097		21,710		45
2010/09	720	10.8		325		227	47,422		21,938		41
2010/10	648	10.6		287		219	47,709		22,157		43
2010/11	720	9.0		270		248	47,979		22,405		48
2010/12	744	10.9		337		256	48,316		22,661		43
2011/01	600	10.7		269		207	48,585		22,868		44
2011/02							48,585		22,868		
2011/03	96	18.2		73		162	48,658		23,030		69
2011/04							48,658		23,030		
2011/05							48,658		23,030		
2011/06							48,658		23,030		
2011/07							48,658		23,030		
2011/08	744	7.7		240		1,126	48,897		24,156		82
2011/09	384	10.1		162		744	49,059		24,900		82
2011/10	720	9.0		269			49,328		24,900		
2011/11	720	9.1		273			49,601		24,900		
2011/12	576	10.3		246		483	49,847		25,384		66
2012/01	744	9.0		279		484	50,126		25,867		63
2012/02	696	8.5		246		399	50,372		26,266		62
2012/03	648	9.7		261		399	50,633		26,665		60
2012/04	528	10.2		224		332	50,857		26,998		60
2012/05	648	9.4		253		324	51,110		27,322		56
2012/06							51,110		27,322		
2012/07	480	12.6		251		399	51,361		27,721		61
2012/08	648	7.9		212		473	51,573		28,194		69
2012/09	624	14.4		374		376	51,947		28,570		50

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

Kearney 4-25H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	5.4	0.5	74.50	37.1	-	-	-	-	-	-	-	-	-	-	-	-	37.1
2013	0.65	4.8	1.8	74.50	133.5	-	-	-	-	-	-	-	-	-	-	-	-	133.5
2014	0.65	4.2	1.5	74.50	115.1	-	-	-	-	-	-	-	-	-	-	-	-	115.1
2015	0.65	3.7	1.3	74.50	100.2	-	-	-	-	-	-	-	-	-	-	-	-	100.2
2016	0.65	3.2	1.2	74.50	88.3	-	-	-	-	-	-	-	-	-	-	-	-	88.3
2017	0.65	2.9	1.0	74.50	77.9	-	-	-	-	-	-	-	-	-	-	-	-	77.9
2018	0.65	2.6	0.9	74.50	69.5	-	-	-	-	-	-	-	-	-	-	-	-	69.5
2019	0.65	2.3	0.8	74.50	62.4	-	-	-	-	-	-	-	-	-	-	-	-	62.4
2020	0.65	2.1	0.8	74.50	56.4	-	-	-	-	-	-	-	-	-	-	-	-	56.4
2021 (1)	0.65	1.1	0.0	74.50	2.5	-	-	-	-	-	-	-	-	-	-	-	-	2.5
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.33 yr			10.0	74.50	743.0		-	-	-		-	-	-		-	-	-	743.0

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2012 (3)	-	4.9	-	4.9	13.2	4.7	0.4	32.2	-	-	-	-	-	-	-	-	-	32.2
2013	-	17.6	-	17.6	13.2	4.3	1.6	115.9	-	-	-	-	-	-	-	-	-	115.9
2014	-	15.2	-	15.2	13.2	3.7	1.3	99.9	-	-	-	-	-	-	-	-	-	99.9
2015	-	13.2	-	13.2	13.2	3.2	1.2	87.0	-	-	-	-	-	-	-	-	-	87.0
2016	-	11.6	-	11.6	13.2	2.8	1.0	76.6	-	-	-	-	-	-	-	-	-	76.6
2017	-	10.3	-	10.3	13.2	2.5	0.9	67.7	-	-	-	-	-	-	-	-	-	67.7
2018	-	9.2	-	9.2	13.2	2.2	0.8	60.4	-	-	-	-	-	-	-	-	-	60.4
2019	-	8.2	-	8.2	13.2	2.0	0.7	54.2	-	-	-	-	-	-	-	-	-	54.2
2020	-	7.4	-	7.4	13.2	1.8	0.7	49.0	-	-	-	-	-	-	-	-	-	49.0
2021 (1)	-	0.3	-	0.3	13.2	0.9	0.0	2.2	-	-	-	-	-	-	-	-	-	2.2
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.33 yr	-	97.8	-	97.8	13.2		8.7	645.1		-	-		-	-		-	-	645.1

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @15.0% M$
2012 (3)	8.8	-	-	-	-	1.6	1.6	21.8	-	-	-	-	-	21.8	21.8	21.5
2013	35.1	-	-	-	-	5.8	5.8	75.0	-	-	-	-	-	75.0	96.9	67.6
2014	35.1	-	-	-	-	5.0	5.0	59.8	-	-	-	-	-	59.8	156.7	46.8
2015	35.1	-	-	-	-	4.4	4.4	47.6	-	-	-	-	-	47.6	204.3	32.4
2016	35.1	-	-	-	-	3.8	3.8	37.7	-	-	-	-	-	37.7	242.0	22.3
2017	35.1	-	-	-	-	3.4	3.4	29.2	-	-	-	-	-	29.2	271.2	15.0
2018	35.1	-	-	-	-	3.0	3.0	22.2	-	-	-	-	-	22.2	293.4	10.0
2019	35.1	-	-	-	-	2.7	2.7	16.4	-	-	-	-	-	16.4	309.8	6.4
2020	35.1	-	-	-	-	2.4	2.4	11.4	-	-	-	-	-	11.4	321.2	3.9
2021 (1)	2.9	-	-	-	-	0.1	0.1	-0.8	-	-	-	-	-	-0.8	320.4	-0.2
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	320.4	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	320.4	-
2024	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	300.9	-3.9
8.33 yr	292.5	19.5	-	-	-	32.3	32.3	300.9	-	-	-	-	-	300.9		221.8

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	8.33 yr / 11.33 yr
Econ. RLI	4.98 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	15.3	10.0	-	10.0	8.7	300.9	270.0	243.8	221.8	203.3	187.7
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	15.3	10.0	-	10.0	8.7	300.9	270.0	243.8	221.8	203.3	187.7

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Developed Producing

Kearney 4-25H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	5.4	0.5	74.50	37.3	-	-	-	-	-	-	-	-	-	-	-	-	37.3
2013	0.65	5.0	1.8	74.50	137.0	-	-	-	-	-	-	-	-	-	-	-	-	137.0
2014	0.65	4.5	1.6	74.50	121.8	-	-	-	-	-	-	-	-	-	-	-	-	121.8
2015	0.65	4.0	1.5	74.50	109.0	-	-	-	-	-	-	-	-	-	-	-	-	109.0
2016	0.65	3.6	1.3	74.50	98.4	-	-	-	-	-	-	-	-	-	-	-	-	98.4
2017	0.65	3.3	1.2	74.50	88.8	-	-	-	-	-	-	-	-	-	-	-	-	88.8
2018	0.65	3.0	1.1	74.50	80.8	-	-	-	-	-	-	-	-	-	-	-	-	80.8
2019	0.65	2.7	1.0	74.50	73.8	-	-	-	-	-	-	-	-	-	-	-	-	73.8
2020	0.65	2.5	0.9	74.50	67.8	-	-	-	-	-	-	-	-	-	-	-	-	67.8
2021	0.65	2.3	0.8	74.50	62.2	-	-	-	-	-	-	-	-	-	-	-	-	62.2
2022	0.65	2.1	0.8	74.50	57.4	-	-	-	-	-	-	-	-	-	-	-	-	57.4
2023 (7)	0.65	1.8	0.4	74.50	29.0	-	-	-	-	-	-	-	-	-	-	-	-	29.0
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr			12.9	74.50	963.4		-	-	-		-	-	-		-	-	-	963.4

Year	Adl. Royalties Manual M$	Adl. Royalties Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2012 (3)	-	4.9	-	4.9	13.2	4.7	0.4	32.4	-	-	-	-	-	-	-	-	-	32.4
2013	-	18.0	-	18.0	13.2	4.4	1.6	119.0	-	-	-	-	-	-	-	-	-	119.0
2014	-	16.0	-	16.0	13.2	3.9	1.4	105.8	-	-	-	-	-	-	-	-	-	105.8
2015	-	14.4	-	14.4	13.2	3.5	1.3	94.7	-	-	-	-	-	-	-	-	-	94.7
2016	-	13.0	-	13.0	13.2	3.1	1.1	85.5	-	-	-	-	-	-	-	-	-	85.5
2017	-	11.7	-	11.7	13.2	2.8	1.0	77.1	-	-	-	-	-	-	-	-	-	77.1
2018	-	10.6	-	10.6	13.2	2.6	0.9	70.1	-	-	-	-	-	-	-	-	-	70.1
2019	-	9.7	-	9.7	13.2	2.4	0.9	64.0	-	-	-	-	-	-	-	-	-	64.0
2020	-	8.9	-	8.9	13.2	2.2	0.8	58.9	-	-	-	-	-	-	-	-	-	58.9
2021	-	8.2	-	8.2	13.2	2.0	0.7	54.0	-	-	-	-	-	-	-	-	-	54.0
2022	-	7.6	-	7.6	13.2	1.8	0.7	49.9	-	-	-	-	-	-	-	-	-	49.9
2023 (7)	-	3.8	-	3.8	13.2	1.6	0.3	25.2	-	-	-	-	-	-	-	-	-	25.2
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr	-	126.8	-	126.8	13.2		11.2	836.6		-	-		-	-		-	-	836.6

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @15.0% M$
2012 (3)	8.8	-	-	-	-	1.6	1.6	22.0	-	-	-	-	-	22.0	22.0	21.6
2013	35.1	-	-	-	-	5.8	5.8	77.8	-	-	-	-	-	77.8	99.8	70.2
2014	35.1	-	-	-	-	5.3	5.3	65.4	-	-	-	-	-	65.4	165.3	51.2
2015	35.1	-	-	-	-	4.7	4.7	54.9	-	-	-	-	-	54.9	220.2	37.3
2016	35.1	-	-	-	-	4.3	4.3	46.1	-	-	-	-	-	46.1	266.3	27.3
2017	35.1	-	-	-	-	3.8	3.8	38.2	-	-	-	-	-	38.2	304.4	19.7
2018	35.1	-	-	-	-	3.5	3.5	31.5	-	-	-	-	-	31.5	335.9	14.1
2019	35.1	-	-	-	-	3.2	3.2	25.7	-	-	-	-	-	25.7	361.7	10.0
2020	35.1	-	-	-	-	2.9	2.9	20.8	-	-	-	-	-	20.8	382.5	7.1
2021	35.1	-	-	-	-	2.7	2.7	16.2	-	-	-	-	-	16.2	398.7	4.8
2022	35.1	-	-	-	-	2.5	2.5	12.3	-	-	-	-	-	12.3	411.0	3.1
2023 (7)	20.5	-	-	-	-	1.3	1.3	3.5	-	-	-	-	-	3.5	414.5	0.8
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	414.5	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	414.5	-
2026	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	395.0	-2.9
10.83 yr	380.3	19.5	-	-	-	41.8	41.8	395.0	-	-	-	-	-	395.0		264.3

Country/State	United States/North Dakota
Mineral Owner	N/A
Pool Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.83 yr / 13.83 yr
Econ. RLI	6.44 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	19.9	12.9	-	12.9	11.2	395.0	340.5	297.8	264.3	237.4	215.7
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	19.9	12.9	-	12.9	11.2	395.0	340.5	297.8	264.3	237.4	215.7

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
PDP Wells
Kearney 4-25H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	33,948	38,500	-
Cum. Production at 2012/09/30	bbl	18,606	18,605	-
Gross Lease Oil Reserves	bbl	15,342	19,895	-
Company Share Oil Reserves	bbl	9,973	12,931	-

General	
Production Status	Producer: Producer
Well Name	KEARNEY 4-25H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

12-0451 / SC12011

Kearney 4-25H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	0.50	0.50	
Pool	Madison	Forecast End (yyyy/mm)	2021/01	2023/07	Initial Decline (%/year)	16.4	12.7	
On Production Date	2006/03/01	Initial Rate (bopd)	8.5	8.5	Recoverable Res. (Mbbl)	33.9	38.5	
		Final Rate (bopd)	3.0	3.0	Rem. @2012/09/30 (Mbbl)	15.3	19.9	

Production Summary to 2012/09/30		
Cum. Oil	18.6	Mbbl
Cum. Water	1191.9	bbl

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC12011

Kearney 4-25H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30		
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	0.50	0.50	Cum. Oil	18.6	Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2021/01	2023/07	Initial Decline (%/year)	16.4	12.7	Cum. Water	1191.9	bbl
On Production Date	2006/03/01	Initial Rate (bopd)	8.5	8.5	Recoverable Res. (Mbbl)	33.9	38.5			
		Final Rate (bopd)	3.0	3.0	Rem. @2012/09/30 (Mbbl)	15.3	19.9			

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

Kearney 4-25H-164N-97W

Semi-log Rate/Cum Production History


Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
2000
1800
1600
1400
1200
1000
800
600
400
200
0
Monthly Oil Production (bbl)
Oil Cut (%)
10000
1000
100
10
1
Proved Oil Forecast
Proved & Probable Oil Forecast
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
34
36
38
40
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/10	2012/10
Forecast End (yyyy/mm)	2021/01	2023/07
Initial Rate (bopd)	8.5	8.5
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	0.50	0.50
Initial Decline (%/year)	16.4	12.7
Recoverable Res. (Mbbl)	33.9	38.5
Rem. @2012/09/30 (Mbbl)	15.3	19.9

Production Summary to 2012/09/30		
Cum. Oil	18.6	Mbbl
Cum. Water	1191.9	bbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.

Well Production History

Kearney 4-25H-164N-97W
KEARNEY 4-25H

General	
Area Name	PDP Wells
Pool	Madison
Zones	DUNGRE
Date on Production	2006/03
Well Status	Producer: Producer
Status Date	2012/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2011/10/01 to 2012/09/30	
Oil Rates:	bbl/Cal. day	3.8
	bbl/Op. day	16.9
	bbl/month	114
Water Cut	%	1

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2009/01	360	7.9		118		3	11,943		790		3
2009/02	120	25.0		125		12	12,068		802		9
2009/03	288	21.8		262		23	12,330		826		8
2009/04	720	7.8		234		8	12,564		834		3
2009/05	648	6.9		185		5	12,749		839		3
2009/06	480	13.4		269		3	13,018		842		1
2009/07	600	10.8		271		3	13,289		845		1
2009/08	744	8.4		261		2	13,550		847		1
2009/09	696	8.6		249		7	13,800		854		3
2009/10	672	7.5		210		210	14,010		1,064		50
2009/11	720	7.3		218		14	14,228		1,078		6
2009/12	552	5.7		131		10	14,358		1,088		7
2010/01	744	7.7		240		7	14,598		1,095		3
2010/02	672	7.3		206		5	14,804		1,100		2
2010/03	744	7.2		222		8	15,026		1,108		4
2010/04	720	7.0		209		7	15,235		1,115		3
2010/05	720	7.4		222		3	15,457		1,118		1
2010/06	720	7.1		214			15,671		1,118		
2010/07	744	7.0		216		3	15,887		1,121		1
2010/08	744	7.3		225		5	16,112		1,126		2
2010/09	720	7.2		215		3	16,327		1,130		1
2010/10	744	7.1		219		3	16,546		1,133		1
2010/11	720	6.2		187		5	16,733		1,138		3
2010/12	696	7.4		214		5	16,947		1,143		2
2011/01	552	7.3		167		5	17,114		1,148		3
2011/02							17,114		1,148		
2011/03	24	45.3		45		5	17,159		1,153		10
2011/04	72	25.0		75		3	17,234		1,156		4
2011/05							17,234		1,156		
2011/06							17,234		1,156		
2011/07							17,234		1,156		
2011/08							17,234		1,156		
2011/09							17,234		1,156		
2011/10							17,234		1,156		
2011/11							17,234		1,156		
2011/12							17,234		1,156		
2012/01							17,234		1,156		
2012/02	72	26.6		80		7	17,314		1,163		8
2012/03							17,314		1,163		
2012/04							17,314		1,163		
2012/05							17,314		1,163		
2012/06							17,314		1,163		
2012/07	408	34.6		588		15	17,902		1,178		3
2012/08	744	13.1		405		7	18,307		1,185		2
2012/09	720	9.9		298		7	18,605		1,192		2

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

Landstrom 1-33H-164N-97W

		Co. Share Oil				Co. Share Sales Gas				Co. Share Liquids				Co. Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	6.0	0.5	74.50	41.0	-	-	-	-	-	-	-	-	-	-	-	-	41.0
2013	0.65	5.4	2.0	74.50	146.4	-	-	-	-	-	-	-	-	-	-	-	-	146.4
2014	0.65	4.8	1.7	74.50	124.9	-	-	-	-	-	-	-	-	-	-	-	-	124.9
2015	0.65	4.0	1.4	74.50	107.9	-	-	-	-	-	-	-	-	-	-	-	-	107.9
2016	0.65	3.5	1.3	74.50	94.3	-	-	-	-	-	-	-	-	-	-	-	-	94.3
2017	0.65	3.0	1.1	74.50	82.7	-	-	-	-	-	-	-	-	-	-	-	-	82.7
2018	0.65	2.7	1.0	74.50	73.3	-	-	-	-	-	-	-	-	-	-	-	-	73.3
2019	0.65	2.4	0.9	74.50	65.5	-	-	-	-	-	-	-	-	-	-	-	-	65.5
2020 (5)	0.65	2.2	0.3	74.50	24.6	-	-	-	-	-	-	-	-	-	-	-	-	24.6
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.67 yr			10.2	74.50	760.6		-	-	-		-	-	-		-	-	-	760.6

	Adj. Royalties					Net Oil			Net Sales Gas			Net Liquids			Net Sulphur			
Year	Manual M$	Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2012 (3)	-	4.7	-	4.7	11.5	5.3	0.5	36.3	-	-	-	-	-	-	-	-	-	36.3
2013	-	16.8	-	16.8	11.5	4.8	1.7	129.7	-	-	-	-	-	-	-	-	-	129.7
2014	-	14.3	-	14.3	11.5	4.1	1.5	110.6	-	-	-	-	-	-	-	-	-	110.6
2015	-	12.4	-	12.4	11.5	3.5	1.3	95.5	-	-	-	-	-	-	-	-	-	95.5
2016	-	10.8	-	10.8	11.5	3.1	1.1	83.5	-	-	-	-	-	-	-	-	-	83.5
2017	-	9.5	-	9.5	11.5	2.7	1.0	73.2	-	-	-	-	-	-	-	-	-	73.2
2018	-	8.4	-	8.4	11.5	2.4	0.8	64.9	-	-	-	-	-	-	-	-	-	64.9
2019	-	7.5	-	7.5	11.5	2.1	0.8	58.0	-	-	-	-	-	-	-	-	-	58.0
2020 (5)	-	2.8	-	2.8	11.5	1.9	0.3	21.7	-	-	-	-	-	-	-	-	-	21.7
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.67 yr	-	87.1	-	87.1	11.5		9.0	673.5		-	-		-	-		-	-	673.5

									Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	BTCF M$	Cum. M$	NPV @15.0% M$
2012 (3)	12.8	-	-	-	-	1.8	1.8	21.8	-	-	-	-	-	21.8	21.8	21.5
2013	50.3	-	-	-	-	6.5	6.5	72.9	-	-	-	-	-	72.9	94.8	65.6
2014	50.3	-	-	-	-	5.5	5.5	54.8	-	-	-	-	-	54.8	149.6	42.9
2015	50.3	-	-	-	-	4.8	4.8	40.4	-	-	-	-	-	40.4	190.0	27.5
2016	50.3	-	-	-	-	4.2	4.2	29.0	-	-	-	-	-	29.0	219.0	17.2
2017	50.3	-	-	-	-	3.7	3.7	19.3	-	-	-	-	-	19.3	238.3	9.9
2018	50.3	-	-	-	-	3.2	3.2	11.4	-	-	-	-	-	11.4	249.7	5.1
2019	50.3	-	-	-	-	2.9	2.9	4.8	-	-	-	-	-	4.8	254.4	1.9
2020 (5)	21.0	-	-	-	-	1.1	1.1	-0.3	-	-	-	-	-	-0.3	254.1	-0.1
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	254.1	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	254.1	-
2023	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	234.6	-4.3
7.67 yr	385.7	19.5	-	-	-	33.7	33.7	234.6	-	-	-	-	-	234.6		187.2

Country/State	United States/North Dakota
Mineral Owner	N/A
Pool Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	7.67 yr / 10.67 yr
Econ. RLI	4.61 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

	Remaining Reserves					Before Tax Cash Flow NPV (M$)					
Product	Gross	WI	RI	Co. Share	Net	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	15.7	10.2	-	10.2	9.0	234.6	217.4	201.5	187.2	174.6	163.5
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	15.7	10.2	-	10.2	9.0	234.6	217.4	201.5	187.2	174.6	163.5

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Developed Producing

Landstrom 1-33H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	6.0	0.6	74.50	41.2	-	-	-	-	-	-	-	-	-	-	-	-	41.2
2013	0.65	5.5	2.0	74.50	150.6	-	-	-	-	-	-	-	-	-	-	-	-	150.6
2014	0.65	4.8	1.8	74.50	132.8	-	-	-	-	-	-	-	-	-	-	-	-	132.8
2015	0.65	4.3	1.6	74.50	118.0	-	-	-	-	-	-	-	-	-	-	-	-	118.0
2016	0.65	3.8	1.4	74.50	105.9	-	-	-	-	-	-	-	-	-	-	-	-	105.9
2017	0.65	3.5	1.3	74.50	95.0	-	-	-	-	-	-	-	-	-	-	-	-	95.0
2018	0.65	3.2	1.2	74.50	86.0	-	-	-	-	-	-	-	-	-	-	-	-	86.0
2019	0.65	2.9	1.0	74.50	78.1	-	-	-	-	-	-	-	-	-	-	-	-	78.1
2020	0.65	2.6	1.0	74.50	71.5	-	-	-	-	-	-	-	-	-	-	-	-	71.5
2021	0.65	2.4	0.9	74.50	65.4	-	-	-	-	-	-	-	-	-	-	-	-	65.4
2022 (7)	0.65	2.2	0.5	74.50	35.1	-	-	-	-	-	-	-	-	-	-	-	-	35.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.83 yr			13.1	74.50	979.5		-	-	-		-	-	-		-	-	-	979.5

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2012 (3)	-	4.7	-	4.7	11.5	5.3	0.5	36.5	-	-	-	-	-	-	-	-	-	36.5
2013	-	17.2	-	17.2	11.5	4.9	1.8	133.3	-	-	-	-	-	-	-	-	-	133.3
2014	-	15.2	-	15.2	11.5	4.3	1.6	117.6	-	-	-	-	-	-	-	-	-	117.6
2015	-	13.5	-	13.5	11.5	3.8	1.4	104.5	-	-	-	-	-	-	-	-	-	104.5
2016	-	12.1	-	12.1	11.5	3.4	1.3	93.8	-	-	-	-	-	-	-	-	-	93.8
2017	-	10.9	-	10.9	11.5	3.1	1.1	84.1	-	-	-	-	-	-	-	-	-	84.1
2018	-	9.8	-	9.8	11.5	2.8	1.0	76.1	-	-	-	-	-	-	-	-	-	76.1
2019	-	8.9	-	8.9	11.5	2.5	0.9	69.2	-	-	-	-	-	-	-	-	-	69.2
2020	-	8.2	-	8.2	11.5	2.3	0.9	63.3	-	-	-	-	-	-	-	-	-	63.3
2021	-	7.5	-	7.5	11.5	2.1	0.8	57.9	-	-	-	-	-	-	-	-	-	57.9
2022 (7)	-	4.0	-	4.0	11.5	2.0	0.4	31.1	-	-	-	-	-	-	-	-	-	31.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.83 yr	-	112.2	-	112.2	11.5		11.6	867.4		-	-		-	-		-	-	867.4

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @15.0% M$
2012 (3)	12.6	-	-	-	-	1.8	1.8	22.1	-	-	-	-	-	22.1	22.1	21.7
2013	50.3	-	-	-	-	6.7	6.7	76.3	-	-	-	-	-	76.3	98.4	66.7
2014	50.3	-	-	-	-	5.8	5.8	61.4	-	-	-	-	-	61.4	159.8	46.1
2015	50.3	-	-	-	-	5.2	5.2	49.0	-	-	-	-	-	49.0	208.8	33.4
2016	50.3	-	-	-	-	4.7	4.7	38.8	-	-	-	-	-	38.8	247.6	22.9
2017	50.3	-	-	-	-	4.2	4.2	29.6	-	-	-	-	-	29.6	277.2	15.2
2018	50.3	-	-	-	-	3.8	3.8	22.0	-	-	-	-	-	22.0	299.2	9.8
2019	50.3	-	-	-	-	3.5	3.5	15.4	-	-	-	-	-	15.4	314.6	6.0
2020	50.3	-	-	-	-	3.2	3.2	9.9	-	-	-	-	-	9.9	324.4	3.3
2021	50.3	-	-	-	-	2.9	2.9	4.7	-	-	-	-	-	4.7	329.1	1.4
2022 (7)	28.3	-	-	-	-	1.6	1.6	0.2	-	-	-	-	-	0.2	329.3	0.0
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	329.3	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	329.3	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	309.8	-3.3
9.83 yr	494.7	19.5	-	-	-	43.4	43.4	309.8	-	-	-	-	-	309.8		227.4

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	9.83 yr / 12.83 yr
Econ. RLI	5.80 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	20.2	13.1	-	13.1	11.6	309.8	277.6	250.3	227.4	208.2	192.0
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	20.2	13.1	-	13.1	11.6	309.8	277.6	250.3	227.4	208.2	192.0

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
PDP Wells
Landstrom 1-33H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	42,723	47,244	-
Cum. Production at 2012/09/30	bbl	27,016	27,016	-
Gross Lease Oil Reserves	bbl	15,707	20,228	-
Company Share Oil Reserves	bbl	10,209	13,148	-

General	
Production Status	Producer: Producer
Well Name	LANDSTROM 1-33H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

12-0451 / SC12011

Landstrom 1-33H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Area	PDP Wells			
Zone	OUNGRE			
Pool	Madison			
On Production Date	2006/10/01			

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/10	2012/10
Forecast End (yyyy/mm)	2020/05	2022/07
Initial Rate (bopd)	9.4	9.4
Final Rate (bopd)	3.4	3.4

	Pr	P+P
Decline Exponent	0.50	0.50
Initial Decline (%/year)	17.6	13.6
Recoverable Res. (Mbbl)	42.7	47.2
Rem. @2012/09/30 (Mbbl)	15.7	20.2

Production Summary to 2012/09/30		
Cum. Oil	27.0	Mbbl
Cum. Water	42.7	Mbbl

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC120111

Landstrom 1-33H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	0.50	0.50	Cum. Oil 27.0 Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2020/05	2022/07	Initial Decline (%/year)	17.6	13.6	Cum. Water 42.7 Mbbl
On Production Date	2006/10/01	Initial Rate (bopd)	9.4	9.4	Recoverable Res. (Mbbl)	42.7	47.2	
		Final Rate (bopd)	3.4	3.4	Rem. @2012/09/30 (Mbbl)	15.7	20.2	

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC12011

Landstrom 1-33H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	0.50	0.50	Cum. Oil 27.0 Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2020/05	2022/07	Initial Decline (%/year)	17.6	13.6	Cum. Water 42.7 Mbbl
On Production Date	2006/10/01	Initial Rate (bopd)	9.4	9.4	Recoverable Res. (Mbbl)	42.7	47.2	
		Final Rate (bopd)	3.4	3.4	Rem. @2012/09/30 (Mbbl)	15.7	20.2	

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

JayHawk Energy Inc.

Well Production History

Landstrom 1-33H-164N-97W
LANDSTROM 1-33H

General	
Area Name	PDP Wells
Pool	Madison
Zones	DUNGRE
Date on Production	2006/10
Well Status	Producer: Producer
Status Date	2012/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2011/10/01 to 2012/09/30	
Oil Rates:	bbl/Cal. day	10.4
	bbl/Op. day	11.3
	bbl/month	317
Water Cut	%	65

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2009/01	360	10.8		162		289	15,937		18,232		64
2009/02							15,937		18,232		
2009/03	240	20.4		204		529	16,141		18,761		72
2009/04	576	14.4		346		828	16,487		19,588		71
2009/05	744	13.6		422		805	16,910		20,394		66
2009/06	648	12.1		328		693	17,237		21,087		68
2009/07	744	10.8		335		738	17,572		21,826		69
2009/08	744	10.8		335		768	17,907		22,594		70
2009/09	720	11.8		355		787	18,262		23,381		69
2009/10	744	10.6		330		330	18,592		23,712		50
2009/11	720	10.4		313		654	18,904		24,366		68
2009/12	744	10.7		331		706	19,235		25,072		68
2010/01	744	9.8		303		705	19,538		25,777		70
2010/02	552	10.9		252		614	19,790		26,391		71
2010/03	744	9.7		300		697	20,090		27,088		70
2010/04	696	10.7		310		716	20,400		27,804		70
2010/05	696	8.6		250		676	20,650		28,480		73
2010/06	600	11.6		291		648	20,941		29,128		69
2010/07	744	9.5		294		695	21,235		29,824		70
2010/08	744	9.7		300		683	21,535		30,507		69
2010/09	408	9.5		161		376	21,696		30,884		70
2010/10	696	9.8		264		785	21,960		31,669		73
2010/11	672	8.6		241		615	22,221		32,284		72
2010/12	672	10.4		292		675	22,513		32,960		70
2011/01	480	12.4		247		536	22,760		33,496		69
2011/02							22,760		33,496		
2011/03							22,760		33,496		
2011/04							22,760		33,496		
2011/05							22,760		33,496		
2011/06							22,760		33,496		
2011/07							22,760		33,496		
2011/08	384	12.9		207		980	22,967		34,476		83
2011/09	336	17.8		250		666	23,217		35,144		73
2011/10	720	11.1		334			23,551		35,144		
2011/11	720	14.1		422			23,973		35,144		
2011/12	744	13.6		423		1,362	24,396		36,506		76
2012/01	720	10.4		312			24,708		36,506		
2012/02	696	11.2		324		817	25,032		37,324		72
2012/03	744	10.0		311		831	25,343		38,154		73
2012/04	720	10.6		318		790	25,661		38,945		71
2012/05	552	12.5		288		646	25,949		39,591		69
2012/06	432	11.2		201		504	26,150		40,095		72
2012/07	648	10.7		290		916	26,440		41,0 11		76
2012/08	624	11.1		289		850	26,729		41,861		75
2012/09	720	9.6		287		850	27,016		42,7 11		75

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Developed Producing

Schutz 5-26H-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	9.4	0.9	74.50	64.3	-	-	-	-	-	-	-	-	-	-	-	-	64.3
2013	0.65	8.3	3.0	74.50	226.4	-	-	-	-	-	-	-	-	-	-	-	-	226.4
2014	0.65	7.0	2.5	74.50	169.2	-	-	-	-	-	-	-	-	-	-	-	-	169.2
2015	0.65	5.9	2.2	74.50	160.4	-	-	-	-	-	-	-	-	-	-	-	-	160.4
2016	0.65	5.1	1.9	74.50	136.1	-	-	-	-	-	-	-	-	-	-	-	-	136.1
2017	0.65	4.4	1.6	74.50	119.5	-	-	-	-	-	-	-	-	-	-	-	-	119.5
2018	0.65	3.9	1.4	74.50	104.7	-	-	-	-	-	-	-	-	-	-	-	-	104.7
2019	0.65	3.4	1.2	74.50	92.5	-	-	-	-	-	-	-	-	-	-	-	-	92.5
2020	0.65	3.0	1.1	74.50	82.5	-	-	-	-	-	-	-	-	-	-	-	-	82.5
2021 (11)	0.65	2.6	0.9	74.50	65.4	-	-	-	-	-	-	-	-	-	-	-	-	65.4
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.17 yr			16.7	74.50	1,243.0		-	-	-		-	-	-		-	-	-	1,243.0

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012 (3)	-	10.4	-	10.4	16.2	7.9	0.7	53.9	-	-	-	-	-	-	-	-	-	53.9
2013	-	36.6	-	36.6	16.2	7.0	2.5	189.8	-	-	-	-	-	-	-	-	-	189.8
2014	-	30.6	-	30.6	16.2	5.8	2.1	156.6	-	-	-	-	-	-	-	-	-	156.6
2015	-	25.9	-	25.9	16.2	4.9	1.8	134.5	-	-	-	-	-	-	-	-	-	134.5
2016	-	22.3	-	22.3	16.2	4.2	1.6	115.7	-	-	-	-	-	-	-	-	-	115.7
2017	-	19.3	-	19.3	16.2	3.7	1.3	100.2	-	-	-	-	-	-	-	-	-	100.2
2018	-	16.9	-	16.9	16.2	3.2	1.2	87.8	-	-	-	-	-	-	-	-	-	87.8
2019	-	15.0	-	15.0	16.2	2.9	1.0	77.5	-	-	-	-	-	-	-	-	-	77.5
2020	-	13.3	-	13.3	16.2	2.5	0.9	69.2	-	-	-	-	-	-	-	-	-	69.2
2021 (11)	-	10.6	-	10.6	16.2	2.2	0.7	54.8	-	-	-	-	-	-	-	-	-	54.8
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.17 yr	-	201.0	-	201.0	16.2		14.0	1,041.9		-	-		-	-		-	-	1,041.9

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2012 (3)	2.9	-	-	-	-	2.7	2.7	48.3	-	-	-	-	-	48.3	48.3	47.5
2013	11.7	-	-	-	-	9.5	9.5	168.6	-	-	-	-	-	168.6	216.9	151.8
2014	11.7	-	-	-	-	7.9	7.9	138.9	-	-	-	-	-	138.9	355.9	108.8
2015	11.7	-	-	-	-	6.7	6.7	116.0	-	-	-	-	-	116.0	471.9	79.0
2016	11.7	-	-	-	-	5.8	5.8	98.3	-	-	-	-	-	98.3	570.1	58.2
2017	11.7	-	-	-	-	5.0	5.0	83.5	-	-	-	-	-	83.5	653.6	43.0
2018	11.7	-	-	-	-	4.4	4.4	71.7	-	-	-	-	-	71.7	725.3	32.1
2019	11.7	-	-	-	-	3.9	3.9	62.0	-	-	-	-	-	62.0	787.2	24.1
2020	11.7	-	-	-	-	3.5	3.5	54.0	-	-	-	-	-	54.0	841.2	18.3
2021 (11)	10.7	-	-	-	-	2.7	2.7	41.4	-	-	-	-	-	41.4	882.6	12.2
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	882.6	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	882.6	-
2024	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	863.1	-3.8
9.17 yr	107.3	19.5	-	-	-	52.1	52.1	863.1	-	-	-	-	-	863.1		571.1

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	9.17 yr / 12.17 yr
Econ. RLI	4.79 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	25.7	16.7	-	16.7	14.0	863.1	739.3	644.8	571.1	512.7	465.6
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	25.7	16.7	-	16.7	14.0	863.1	739.3	644.8	571.1	512.7	465.6

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Developed Producing

Schutz 5-26H-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012 (3)	0.65	9.4	0.9	74.50	64.7	-	-	-	-	-	-	-	-	-	-	-	-	64.7
2013	0.65	8.6	3.1	74.50	233.7	-	-	-	-	-	-	-	-	-	-	-	-	233.7
2014	0.65	7.5	2.7	74.50	202.6	-	-	-	-	-	-	-	-	-	-	-	-	202.6
2015	0.65	6.5	2.4	74.50	177.3	-	-	-	-	-	-	-	-	-	-	-	-	177.3
2016	0.65	5.8	2.1	74.50	156.9	-	-	-	-	-	-	-	-	-	-	-	-	156.9
2017	0.65	5.1	1.9	74.50	139.1	-	-	-	-	-	-	-	-	-	-	-	-	139.1
2018	0.65	4.6	1.7	74.50	124.5	-	-	-	-	-	-	-	-	-	-	-	-	124.5
2019	0.65	4.1	1.5	74.50	112.1	-	-	-	-	-	-	-	-	-	-	-	-	112.1
2020	0.65	3.7	1.4	74.50	101.7	-	-	-	-	-	-	-	-	-	-	-	-	101.7
2021	0.65	3.4	1.2	74.50	92.2	-	-	-	-	-	-	-	-	-	-	-	-	92.2
2022	0.65	3.1	1.1	74.50	84.2	-	-	-	-	-	-	-	-	-	-	-	-	84.2
2023	0.65	2.8	1.0	74.50	77.2	-	-	-	-	-	-	-	-	-	-	-	-	77.2
2024 (7)	0.65	2.5	0.5	74.50	40.0	-	-	-	-	-	-	-	-	-	-	-	-	40.0
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.83 yr			21.6	74.50	1,606.1		-	-	-		-	-	-		-	-	-	1,606.1

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012 (3)	-	10.5	-	10.5	16.2	7.9	0.7	54.2	-	-	-	-	-	-	-	-	-	54.2
2013	-	37.8	-	37.8	16.2	7.2	2.6	195.9	-	-	-	-	-	-	-	-	-	195.9
2014	-	32.8	-	32.8	16.2	6.2	2.3	169.8	-	-	-	-	-	-	-	-	-	169.8
2015	-	28.7	-	28.7	16.2	5.5	2.0	148.6	-	-	-	-	-	-	-	-	-	148.6
2016	-	25.4	-	25.4	16.2	4.8	1.8	131.5	-	-	-	-	-	-	-	-	-	131.5
2017	-	22.5	-	22.5	16.2	4.3	1.6	116.6	-	-	-	-	-	-	-	-	-	116.6
2018	-	20.1	-	20.1	16.2	3.8	1.4	104.4	-	-	-	-	-	-	-	-	-	104.4
2019	-	18.1	-	18.1	16.2	3.5	1.3	94.0	-	-	-	-	-	-	-	-	-	94.0
2020	-	16.4	-	16.4	16.2	3.1	1.1	85.2	-	-	-	-	-	-	-	-	-	85.2
2021	-	14.9	-	14.9	16.2	2.8	1.0	77.3	-	-	-	-	-	-	-	-	-	77.3
2022	-	13.6	-	13.6	16.2	2.6	0.9	70.6	-	-	-	-	-	-	-	-	-	70.6
2023	-	12.5	-	12.5	16.2	2.4	0.9	64.7	-	-	-	-	-	-	-	-	-	64.7
2024 (7)	-	6.5	-	6.5	16.2	2.1	0.4	33.5	-	-	-	-	-	-	-	-	-	33.5
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.83 yr	-	259.8	-	259.8	16.2		18.1	1,346.4		-	-		-	-		-	-	1,346.4

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2012 (3)	2.8	-	-	-	-	2.7	2.7	48.6	-	-	-	-	-	48.6	48.6	47.7
2013	11.7	-	-	-	-	9.8	9.8	174.4	-	-	-	-	-	174.4	222.9	157.0
2014	11.7	-	-	-	-	8.5	8.5	149.6	-	-	-	-	-	149.6	372.6	117.2
2015	11.7	-	-	-	-	7.4	7.4	129.5	-	-	-	-	-	129.5	502.1	88.2
2016	11.7	-	-	-	-	6.6	6.6	113.3	-	-	-	-	-	113.3	615.3	67.1
2017	11.7	-	-	-	-	5.8	5.8	99.1	-	-	-	-	-	99.1	714.4	51.0
2018	11.7	-	-	-	-	5.2	5.2	87.5	-	-	-	-	-	87.5	801.9	39.2
2019	11.7	-	-	-	-	4.7	4.7	77.6	-	-	-	-	-	77.6	879.4	30.2
2020	11.7	-	-	-	-	4.3	4.3	69.3	-	-	-	-	-	69.3	948.7	23.5
2021	11.7	-	-	-	-	3.9	3.9	61.7	-	-	-	-	-	61.7	1,010.5	18.2
2022	11.7	-	-	-	-	3.5	3.5	55.4	-	-	-	-	-	55.4	1,065.8	14.2
2023	11.7	-	-	-	-	3.2	3.2	49.8	-	-	-	-	-	49.8	1,115.6	11.1
2024 (7)	6.8	-	-	-	-	1.7	1.7	25.0	-	-	-	-	-	25.0	1,140.6	4.8
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,140.6	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,140.6	-
Rem	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,121.1	-2.5
11.83 yr	138.5	19.5	-	-	-	67.3	67.3	1,121.1	-	-	-	-	-	1,121.1		666.8

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	11.83 yr / 14.83 yr
Econ. RLI	6.18 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	33.2	21.6	-	21.6	18.1	1,121.1	916.0	773.2	666.8	586.3	523.9
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTCF	33.2	21.6	-	21.6	18.1	1,121.1	916.0	773.2	666.8	586.3	523.9

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
PDP Wells
Schutz 5-26H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	76,000	83,500	-
Cum. Production at 2012/09/30	bbl	50,332	50,332	-
Gross Lease Oil Reserves	bbl	25,668	33,168	-
Company Share Oil Reserves	bbl	16,684	21,559	-

General	
Production Status	Producer
Well Name	SCHUTZ 5-26H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

12-0451 / SC12011

Schutz 5-26H-164N-97W

Semi-log Rate Time Production History


Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/02/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/10	2012/10
Forecast End (yyyy/mm)	2021/11	2024/07
Initial Rate (bopd)	14.8	14.8
Final Rate (bopd)	4.0	4.0

	Pr	P+P
Decline Exponent	0.50	0.50
Initial Decline (%/year)	20.2	15.6
Recoverable Res. (Mbbl)	76.0	83.5
Rem. @2012/09/30 (Mbbl)	25.7	33.2

Production Summary to 2012/09/30		
Cum. Oil	50.3	Mbbl
Cum. Water	2912.3	bbl

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC12011

Schutz 5-26H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30	
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	0.50	0.50	Cum. Oil	50.3 Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2021/11	2024/07	Initial Decline (%/year)	20.2	15.6	Cum. Water	2912.3 bbl
On Production Date	2006/02/01	Initial Rate (bopd)	14.8	14.8	Recoverable Res. (Mbbl)	76.0	83.5		
		Final Rate (bopd)	4.0	4.0	Rem. @2012/09/30 (Mbbl)	25.7	33.2		

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC12011

Schutz 5-26H-164N-97W

Semi-log Rate/Cum Production History


Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30	
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/10	2012/10	Decline Exponent	0.50	0.50	Cum. Oil	50.3 Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2021/11	2024/07	Initial Decline (%/year)	20.2	15.6	Cum. Water	2912.3 bbl
On Production Date	2006/02/01	Initial Rate (bopd)	14.8	14.8	Recoverable Res. (Mbbl)	76.0	83.5		
		Final Rate (bopd)	4.0	4.0	Rem. @2012/09/30 (Mbbl)	25.7	33.2		

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

JayHawk Energy Inc.

Well Production History

Schutz 5-26H-164N-97W
SCHUTZ 5-26H

General	
Area Name	PDP Wells
Pool	Madison
Zones	DUNGRE
Date on Production	2006/02
Well Status	Producer
Status Date	2012/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2011/10/01 to 2012/09/30	
Oil Rates:	bbl/Cal. day	15.4
	bbl/Op. day	15.6
	bbl/month	468
Water Cut	%	2

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2009/01	360	13.1		197		3	29,612		1,919		2
2009/02	120	52.0		260		12	29,872		1,931		4
2009/03	120	84.6		423		3	30,295		1,934		1
2009/04	720	24.6		737		35	31,032		1,969		5
2009/05	744	19.0		589		7	31,621		1,976		1
2009/06	720	18.2		545		25	32,166		2,001		4
2009/07	744	17.6		546		8	32,712		2,009		1
2009/08	744	17.2		534		15	33,246		2,024		3
2009/09	720	16.2		487		58	33,734		2,082		11
2009/10	744	16.6		514		514	34,248		2,596		50
2009/11	720	17.1		514		15	34,762		2,611		3
2009/12	672	15.3		427		13	35,189		2,624		3
2010/01	624	20.0		521		5	35,710		2,629		1
2010/02	672	16.4		459		10	36,169		2,639		2
2010/03	744	15.7		488		13	36,657		2,652		3
2010/04	720	16.3		488		7	37,144		2,659		1
2010/05	600	18.2		455		7	37,599		2,666		1
2010/06	552	15.7		362		5	37,961		2,671		1
2010/07	600	21.2		531		12	38,492		2,683		2
2010/08	744	15.9		492		15	38,984		2,698		3
2010/09	720	15.6		467		9	39,451		2,707		2
2010/10	576	19.1		458		5	39,909		2,712		1
2010/11	720	15.6		467		5	40,376		2,717		1
2010/12	720	15.8		474		3	40,850		2,720		1
2011/01	600	16.5		412		5	41,262		2,725		1
2011/02							41,262		2,725		
2011/03	168	65.2		456		40	41,719		2,765		8
2011/04	216	53.0		477		10	42,196		2,775		2
2011/05	744	18.2		564		8	42,759		2,783		1
2011/06	240	32.7		327		9	43,087		2,792		2
2011/07	600	21.8		546		10	43,633		2,802		2
2011/08	744	19.7		609		3	44,242		2,805		1
2011/09	720	15.7		471			44,713		2,805		
2011/10	720	17.8		535			45,248		2,805		
2011/11	696	15.6		451			45,699		2,805		
2011/12	744	16.9		525		7	46,224		2,812		1
2012/01	744	14.2		439		13	46,663		2,825		3
2012/02	696	15.2		440		45	47,103		2,870		9
2012/03	744	16.5		511		7	47,614		2,877		1
2012/04	720	15.7		472		3	48,086		2,880		1
2012/05	744	15.1		468		5	48,554		2,885		1
2012/06	672	14.3		401		7	48,955		2,892		2
2012/07	744	13.9		431		5	49,386		2,897		1
2012/08	744	16.5		512		5	49,898		2,902		1
2012/09	720	14.5		434		10	50,332		2,912		2

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved Undeveloped

Sec 35-164N-97W Hz PUD Loc

		Co. Share Oil				Co. Share Sales Gas				Co. Share Liquids				Co. Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2013 (5)	0.65	27.1	4.2	74.50	309.4	-	-	-	-	-	-	-	-	-	-	-	-	309.4
2014	0.65	17.2	6.3	74.50	468.2	-	-	-	-	-	-	-	-	-	-	-	-	468.2
2015	0.65	10.5	3.8	74.50	286.6	-	-	-	-	-	-	-	-	-	-	-	-	286.6
2016	0.65	7.5	2.8	74.50	205.2	-	-	-	-	-	-	-	-	-	-	-	-	205.2
2017	0.65	5.9	2.1	74.50	159.2	-	-	-	-	-	-	-	-	-	-	-	-	159.2
2018	0.65	4.8	1.8	74.50	130.4	-	-	-	-	-	-	-	-	-	-	-	-	130.4
2019	0.65	4.1	1.5	74.50	110.4	-	-	-	-	-	-	-	-	-	-	-	-	110.4
2020	0.65	3.5	1.3	74.50	96.0	-	-	-	-	-	-	-	-	-	-	-	-	96.0
2021	0.65	3.1	1.1	74.50	84.5	-	-	-	-	-	-	-	-	-	-	-	-	84.5
2022	0.65	2.8	1.0	74.50	75.7	-	-	-	-	-	-	-	-	-	-	-	-	75.7
2023 (2)	0.65	2.6	0.2	74.50	11.4	-	-	-	-	-	-	-	-	-	-	-	-	11.4
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2027	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.58 yr			26.0	74.50	1,937.0		-	-	-		-	-	-		-	-	-	1,937.0

	Adj. Royalties					Net Oil			Net Sales Gas			Net Liquids			Net Sulphur			
Year	Manual M$	Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2013 (5)	-	52.3	-	52.3	16.9	22.6	3.5	257.1	-	-	-	-	-	-	-	-	-	257.1
2014	-	79.1	-	79.1	16.9	14.3	5.2	389.1	-	-	-	-	-	-	-	-	-	389.1
2015	-	48.4	-	48.4	16.9	8.8	3.2	238.2	-	-	-	-	-	-	-	-	-	238.2
2016	-	34.7	-	34.7	16.9	6.3	2.3	170.5	-	-	-	-	-	-	-	-	-	170.5
2017	-	26.9	-	26.9	16.9	4.9	1.8	132.3	-	-	-	-	-	-	-	-	-	132.3
2018	-	22.0	-	22.0	16.9	4.0	1.5	108.3	-	-	-	-	-	-	-	-	-	108.3
2019	-	18.7	-	18.7	16.9	3.4	1.2	91.8	-	-	-	-	-	-	-	-	-	91.8
2020	-	16.2	-	16.2	16.9	2.9	1.1	79.8	-	-	-	-	-	-	-	-	-	79.8
2021	-	14.3	-	14.3	16.9	2.6	0.9	70.2	-	-	-	-	-	-	-	-	-	70.2
2022	-	12.8	-	12.8	16.9	2.3	0.8	62.9	-	-	-	-	-	-	-	-	-	62.9
2023 (2)	-	1.9	-	1.9	16.9	2.2	0.1	9.5	-	-	-	-	-	-	-	-	-	9.5
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2027	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.58 yr	-	327.4	-	327.4	16.9		21.6	1,609.6		-	-		-	-		-	-	1,609.6

									Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	BTCF M$	Cum. M$	NPV @15.0% M$
2013 (5)	9.8	-	-	-	-	29.6	29.6	217.8	-	-	65.0	845.0	910.0	-692.2	-692.2	-625.3
2014	23.4	-	-	-	-	44.7	44.7	320.9	-	-	-	-	-	320.9	-371.2	251.3
2015	23.4	-	-	-	-	27.4	27.4	187.4	-	-	-	-	-	187.4	-183.8	127.6
2016	23.4	-	-	-	-	19.8	19.8	127.5	-	-	-	-	-	127.5	-56.4	75.5
2017	23.4	-	-	-	-	15.2	15.2	93.7	-	-	-	-	-	93.7	37.3	48.2
2018	23.4	-	-	-	-	12.5	12.5	72.5	-	-	-	-	-	72.5	109.8	32.5
2019	23.4	-	-	-	-	10.6	10.6	57.8	-	-	-	-	-	57.8	167.6	22.5
2020	23.4	-	-	-	-	9.2	9.2	47.2	-	-	-	-	-	47.2	214.8	16.0
2021	23.4	-	-	-	-	8.1	8.1	38.8	-	-	-	-	-	38.8	253.6	11.4
2022	23.4	-	-	-	-	7.2	7.2	32.2	-	-	-	-	-	32.2	285.8	8.3
2023 (2)	3.8	-	-	-	-	1.1	1.1	4.5	-	-	-	-	-	4.5	290.3	1.0
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	290.3	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	290.3	-
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	290.3	-
2027	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	270.8	-2.5
9.58 yr	224.3	19.5	-	-	-	185.1	185.1	1,180.8	-	-	65.0	845.0	910.0	270.8		-31.6

Country/State	United States/North Dakota
Mineral Owner	N/A
Pool Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	9.58 yr / 13.58 yr
Econ. RLI	2.62 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

	Remaining Reserves					Before Tax Cash Flow NPV (M$)					
Product	Gross	WI	RI	Co. Share	Net	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	40.0	26.0	-	26.0	21.6	270.8	130.9	41.4	-31.6	-86.8	-129.1
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	40.0	26.0	-	26.0	21.6	270.8	130.9	41.4	-31.6	-86.8	-129.1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2012
Proved + Prob. Undeveloped

Sec 35-164N-97W Hz PUD Loc

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2013 (5)	0.65	27.1	4.2	74.50	309.4	-	-	-	-	-	-	-	-	-	-	-	-	309.4
2014	0.65	17.5	6.4	74.50	474.7	-	-	-	-	-	-	-	-	-	-	-	-	474.7
2015	0.65	12.0	4.4	74.50	326.6	-	-	-	-	-	-	-	-	-	-	-	-	326.6
2016	0.65	9.3	3.4	74.50	253.1	-	-	-	-	-	-	-	-	-	-	-	-	253.1
2017	0.65	7.6	2.8	74.50	205.7	-	-	-	-	-	-	-	-	-	-	-	-	205.7
2018	0.65	6.4	2.3	74.50	173.7	-	-	-	-	-	-	-	-	-	-	-	-	173.7
2019	0.65	5.5	2.0	74.50	150.3	-	-	-	-	-	-	-	-	-	-	-	-	150.3
2020	0.65	4.9	1.8	74.50	132.9	-	-	-	-	-	-	-	-	-	-	-	-	132.9
2021	0.65	4.4	1.6	74.50	118.4	-	-	-	-	-	-	-	-	-	-	-	-	118.4
2022	0.65	3.9	1.4	74.50	107.1	-	-	-	-	-	-	-	-	-	-	-	-	107.1
2023	0.65	3.6	1.3	74.50	97.7	-	-	-	-	-	-	-	-	-	-	-	-	97.7
2024	0.65	3.3	1.2	74.50	90.1	-	-	-	-	-	-	-	-	-	-	-	-	90.1
2025	0.65	3.1	1.1	74.50	83.2	-	-	-	-	-	-	-	-	-	-	-	-	83.2
2026	0.65	2.8	1.0	74.50	77.4	-	-	-	-	-	-	-	-	-	-	-	-	77.4
2027 (11)	0.65	2.5	0.8	74.50	63.0	-	-	-	-	-	-	-	-	-	-	-	-	63.0
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
14.33 yr			35.8	74.50	2,663.4		-	-			-	-	-		-	-	-	2,663.4

Year	Adj. Royalties: Mansud M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy & Burden M$	Total Roy & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2013 (5)	-	52.3	-	52.3	16.9	22.6	3.5	257.1	-	-	-	-	-	-	-	-	-	257.1
2014	-	80.2	-	80.2	16.9	14.5	5.3	394.5	-	-	-	-	-	-	-	-	-	394.5
2015	-	55.2	-	55.2	16.9	10.0	3.6	271.4	-	-	-	-	-	-	-	-	-	271.4
2016	-	42.8	-	42.8	16.9	7.7	2.8	210.3	-	-	-	-	-	-	-	-	-	210.3
2017	-	34.8	-	34.8	16.9	6.3	2.3	171.0	-	-	-	-	-	-	-	-	-	171.0
2018	-	29.4	-	29.4	16.9	5.3	1.9	144.4	-	-	-	-	-	-	-	-	-	144.4
2019	-	25.4	-	25.4	16.9	4.6	1.7	124.9	-	-	-	-	-	-	-	-	-	124.9
2020	-	22.5	-	22.5	16.9	4.0	1.5	110.4	-	-	-	-	-	-	-	-	-	110.4
2021	-	20.0	-	20.0	16.9	3.6	1.3	98.4	-	-	-	-	-	-	-	-	-	98.4
2022	-	18.1	-	18.1	16.9	3.3	1.2	89.0	-	-	-	-	-	-	-	-	-	89.0
2023	-	16.5	-	16.5	16.9	3.0	1.1	81.2	-	-	-	-	-	-	-	-	-	81.2
2024	-	15.2	-	15.2	16.9	2.7	1.0	74.9	-	-	-	-	-	-	-	-	-	74.9
2025	-	14.1	-	14.1	16.9	2.5	0.9	69.1	-	-	-	-	-	-	-	-	-	69.1
2026	-	13.1	-	13.1	16.9	2.4	0.9	64.3	-	-	-	-	-	-	-	-	-	64.3
2027 (11)	-	10.6	-	10.6	16.9	2.1	0.7	52.4	-	-	-	-	-	-	-	-	-	52.4
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
14.33 yr	-	450.1	-	450.1	16.9		29.7	2,213.3		-	-		-	-		-	-	2,213.3

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @15.0% M$
2013 (5)	9.8	-	-	-	-	29.6	29.6	217.8	-	-	65.0	845.0	910.0	-692.2	-692.2	-623.3
2014	23.4	-	-	-	-	45.4	45.4	325.7	-	-	-	-	-	325.7	-366.5	255.0
2015	23.4	-	-	-	-	31.2	31.2	216.8	-	-	-	-	-	216.8	-149.7	147.6
2016	23.4	-	-	-	-	24.2	24.2	162.7	-	-	-	-	-	162.7	13.0	96.3
2017	23.4	-	-	-	-	19.7	19.7	127.9	-	-	-	-	-	127.9	140.9	65.9
2018	23.4	-	-	-	-	16.6	16.6	104.4	-	-	-	-	-	104.4	245.3	46.7
2019	23.4	-	-	-	-	14.4	14.4	87.2	-	-	-	-	-	87.2	332.5	33.9
2020	23.4	-	-	-	-	12.7	12.7	74.3	-	-	-	-	-	74.3	406.8	25.2
2021	23.4	-	-	-	-	11.3	11.3	63.7	-	-	-	-	-	63.7	470.5	18.8
2022	23.4	-	-	-	-	10.2	10.2	55.4	-	-	-	-	-	55.4	525.8	14.2
2023	23.4	-	-	-	-	9.3	9.3	48.5	-	-	-	-	-	48.5	574.3	10.8
2024	23.4	-	-	-	-	8.6	8.6	42.9	-	-	-	-	-	42.9	617.2	8.3
2025	23.4	-	-	-	-	7.9	7.9	37.8	-	-	-	-	-	37.8	654.9	6.4
2026	23.4	-	-	-	-	7.4	7.4	33.5	-	-	-	-	-	33.5	688.5	4.9
2027 (11)	21.5	-	-	-	-	6.0	6.0	24.9	-	-	-	-	-	24.9	713.3	3.2
Rem.	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	693.8	-1.4
14.33 yr	335.4	19.5	-	-	-	254.5	254.5	1,603.8	-	-	65.0	845.0	910.0	693.8		112.4

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2011
Avg. Co. Share	65.00%
Econ. Life/To Aban.	14.33 yr / 18.33 yr
Econ. RLI	3.61 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	55.0	35.8	-	35.8	29.7	693.8	421.2	238.8	112.4	22.0	-44.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BTC.F.	55.0	35.8	-	35.8	29.7	693.8	421.2	238.8	112.4	22.0	-44.3

JayHawk Energy Inc.

Oil Reserve Estimates
Forecast Prices and Costs as of September 30, 2012
Undeveloped Locations
Sec 35-164N-97W Hz PUD Loc

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2012				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	40,000	55,000	-
Gross Lease Oil Reserves	bbl	40,000	55,000	-
Company Share Oil Reserves	bbl	26,000	35,750	-

General	
Production Status	Producer: Producer
Well Name	Burner 1-34H-164N-97W Copy
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Reserves based on analysis of offsetting producers

12-0451 / SC12011

Sec 35-164N-97W Hz PUD Loc

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
10000
1000
100
10
Proved Oil Forecast
Proved & Probable Oil Forecast
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

Area	Undeveloped Locations	Forecast Summary	Pr	P+P		Pr	P+P
Zone	OUNGRE	Forecast Start (yyyy/mm)	2013/08	2013/08	Decline Exponent	1.00	1.00
Pool	Madison	Forecast End (yyyy/mm)	2023/02	2027/11	Initial Decline (%/year)	100.0	100.0
On Production Date	2013/08/01	Initial Rate (bopd)	50.0	50.0	Recoverable Res. (Mbbl)	40.0	55.0
		Final Rate (bopd)	4.0	4.0	Rem. @2012/09/30 (Mbbl)	40.0	55.0

Production Summary to 2012/09/30

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC12011

Sec 35-164N-97W Hz PUD Loc

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
0
200
400
600
800
1000
1200
1400
1600
1800
2000
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80
Cumulative Oil Production (Mbbl)

Area	Undeveloped Locations	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30
Zone	OUNGRE	Forecast Start (yyyy/mm)	2013/08	2013/08	Decline Exponent	1.00	1.00	
Pool	Madison	Forecast End (yyyy/mm)	2023/02	2027/11	Initial Decline (%/year)	100.0	100.0	
On Production Date	2013/08/01	Initial Rate (bopd)	50.0	50.0	Recoverable Res. (Mbbl)	40.0	55.0	
		Final Rate (bopd)	4.0	4.0	Rem. @2012/09/30 (Mbbl)	40.0	55.0	

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9

12-0451 / SC12011

Sec 35-164N-97W Hz PUD Loc

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
10000
1000
100
10
Proved Oil Forecast
Proved & Probable Oil Forecast
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
80
Cumulative Oil Production (Mbbl)

Area	Undeveloped Locations	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2012/09/30
Zone	OUNGRE	Forecast Start (yyyy/mm)	2013/08	2013/08	Decline Exponent	1.00	1.00	
Pool	Madison	Forecast End (yyyy/mm)	2023/02	2027/11	Initial Decline (%/year)	100.0	100.0	
On Production Date	2013/08/01	Initial Rate (bopd)	50.0	50.0	Recoverable Res. (Mbbl)	40.0	55.0	
		Final Rate (bopd)	4.0	4.0	Rem. @2012/09/30 (Mbbl)	40.0	55.0	

McDaniel & Associates Consultants Ltd.

2013/01/04 10:9